                                     PART II

                    [MUNICIPAL FUND FOR TEMPORARY INVESTMENT]
                            NAME OF ADOPTING EMPLOYER

                            DEFINED CONTRIBUTION PLAN
                    (PROFIT-SHARING OR PROFIT-SHARING 401(K))

                       REGIONAL PROTOTYPE PLAN NUMBER 001

                               ADOPTION AGREEMENT

                             DRINKER BIDDLE & REATH

        REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT


                  [FUND OFFICE RETIREMENT PROFIT-SHARING PLAN]
                                  NAME OF PLAN


(REV. 06/94)

(C) DRINKER BIDDLE & REATH 1995

INTERNAL REVENUE SERVICE                           DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
31 HOPKINS PLAZA
BALTIMORE, MD  21201-0000

                                          Employer Identification Number:
Date: JAN 04, 1993                                 23-1423089
                                          File Folder Number:
DRINKER BIDDLE & REATH                             521006125
 PHILADELPHIA NATIONAL BANK BLDG          Person to Contact:
C/O HOMER L ELLIOTT ESQUIRE                        G.N. Wallace
DRINKER BIDDLE & REATH                    Contact Telephone Number:
1345 CHESTNUT STREET PH NAT BK BLDG                (410) 962-2973
PHILADELPHIA, PA  19107-3496              Plan Name:
                                                    REGIONAL PROTOTYPE
                                                    DEFINED CONTRIBUTION PLAN
                                          Plan Number: 001

                                          Letter Serial Number:
                                                   D8520005

Dear Applicant:

         The amendment to the form of the plan identified above is acceptable under section 401(a) or 403(a) of the Internal Revenue Code. This letter relates only to the amendment to the form of the plan. It is not a determination of any other amendment or of the form of the plan as a whole, or on the effect of other federal or local statutes.

         You must furnish a copy of this letter and the enclosed publication to each employer who adopts this plan. You must also send a copy of this letter, a copy of the approved form of the plan, and any approved amendments and related documents to each key District Director of the Internal Revenue Service in whose jurisdiction there are adopting employers.

         The acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). To adopt the form of the plan, the employer should apply for a determination letter by filing an application with the key District Director of the Internal Revenue Service on Form 5307, Application for Determination for Adopters of Master or Prototype, Regional Prototype or Volume Submitter Plans.

         For purposes of sections 15.02 and 15.03 of Rev. Proc. 89-13, 1989-1 C.B. 801, your application was received before March 31, 1991.

         Please advise those adopting the plan to contact you if they have any questions about the operation of the plan.

         We have sent a copy of this letter to your representative as indicated in your Power of Attorney.

         If you have any questions on our processing of this case, please call the above telephone number. If you write, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

         You should keep this letter as a permanent record.

                                                   Sincerely yours,

                                                   /s/ H.J. Hightower
                                                   District Director

Enclosure(s)
Publication 1488                                          Letter 2026/DO/CG)

               Department of the Treasury Internal Revenue Service

                                PUBLICATION 1488
                              (Rev. February 1991)

FAVORABLE NOTIFICATION LETTER

INTRODUCTION

This publication is issued in conjunction with a favorable notification letter. It explains the significance of your letter, points out some features that may affect the qualified status of the plan, and provides information on the reporting requirements for the plan.

         An employee retirement plan qualified under Internal Revenue Code section 401(a) or 403(a) (qualified plan) is entitled to favorable tax treatment. For example, contributions made in accordance with the plan document are generally currently deductible. Participants will not include these contributions into income until the time they receive a distribution from the plan, at which time special income averaging rates for lump sum distributions may serve to reduce the tax liability. In some cases, taxation may be further deferred by rollover to another qualified plan or individual retirement arrangement. See Publication 575, Pension and Annuity Income (Including Simplified General Rule), for further details. Finally, plan earnings may accumulate free of tax.

         Employee retirement plans that fail to satisfy the requirements under section 401(a) or 403(a) are not entitled to this favorable tax treatment. Therefore, many employers desire advance assurance that the terms of their plans satisfy the qualification requirements. The Service provides such advance assurance for regional prototype plans by issuing favorable notification letters. However, in some cases, a determination letter is also required for reliance.

SIGNIFICANCE OF A FAVORABLE NOTIFICATION LETTER

Notification letters are issued by the Service to sponsors of regional prototype plans. Plan sponsors then make the plan available to employers who may adopt the plans for the benefit of their employees.

         The significance of a favorable notification letter differs for standardized plans and nonstandardized plans. A standardized plan can be identified by the number 2, 5, or 7 appearing in the second position of the letter serial number (the number following the alpha character which appears in the upper right portion of the letter). A nonstandardized plan may be identified by the number 3, 6, or 8 appearing in the second position.

STANDARDIZED PLANS. A standardized plan is designed to be automatically acceptable under any fact pattern, except as indicated below. Therefore, there is no need to request a determination letter for such plans, provided the employer does not amend the plan and chooses only those options in the adoption agreement that were approved by the Service. Although a determination letter is not requested, the employer must still inform interested parties of the establishment or amendment of the plan. However, a determination letter is required for advance assurance that the provisions of the plan satisfy the qualification requirements if the employer maintains or has maintained another qualified plan. The Employer is not considered to have maintained another plan merely because the plan was previously not a standardized plan. Under certain circumstances, employers who have adopted standardized defined benefit plans may wish to request a determination letter that their plans prior benefit structure satisfies the requirements of Internal Revenue Code section 401(a)(26).

         Paired plans are standardized plans that are designed to work together. A paired plan may be recognized by the phrase "other than a specified paired plan" appearing in the fifth or sixth paragraph of the notification letter. If the employer maintains and has maintained only paired plans, a determination letter is not needed.

NONSTANDARDIZED PLANS. It is possible that the unique fact patterns applicable to a specific employer may cause a nonstandardized plan to fail qualification. Therefore, to obtain advance assurance that the plan is qualified, the plan must be submitted for a determination letter. A determination letter is similar to an insurance policy that will, in many cases, protect the employer and plan beneficiaries from adverse tax consequences if the plan is later found to be nonqualified in the absence of a change in law, provided the plan is being operated in good faith in accordance with plan provisions. This advance assurance is a service provided by the Internal Revenue Service, and is not required for qualification. Form 5307, Application for Determination for Adopters of Master or Prototype Regional Prototype or Volume Submitter Plans, is used to request a determination letter, along with Form 5302, Employee Census, Form 8717 (explained later), a copy of the adoption agreement, a copy of the notification letter, a certification from the plan sponsor that the plan has not been withdrawn and is still in effect, and a copy of any separate trust or custodial account document.

USER FEE. There is a charge for requesting a determination letter, but the charge is significantly reduced for regional prototype plans. Please complete and attach Form 8717, User Fee for Employee Plan Determination Letter Request, to Form 5307 when requesting a determination letter.

LAW CHANGES AFFECTING THE PLAN. Plans must be amended to retain their qualified status if any plan provision fails qualification requirements because of changes in the law becoming effective subsequent to the issuance of the notification letter. If the plan is not amended, the plan will become nonqualified without specific notice from the Service. This will occur even if the employer has received a favorable determination letter in addition to the notification letter. The employer and plan participants may be subject to adverse tax consequences if the plan is nonqualified.

         The first character of the serial number assigned to the plan indicates the latest law change for which the plan had been amended. For example, the letter "D" indicates the plan was amended for the Tax Reform Act of 1986, which generally became effective for plan years after the 1988 plan year.

         A notification letter will not be applicable after a change in qualification requirements unless the plan sponsor requests a new notification letter within 12 months after the change. The plan sponsor must provide those employers for whom the employer is continuing to sponsor the plan with a copy of the amendments and the new notification letter within 60 days of the receipt of the new letter. If a change requires modification of the adoption agreement, employers must execute the new agreement by the later of 6 months after issuance of the new notification letter, or the end of the period specified in Internal Revenue Code section 401(b).

         If the application for a notification letter was submitted to the Service within certain time frames, the plan generally need not be amended again unless required to do so by legislation. The application was submitted to the Service within these time frames, if the following paragraph appears in the notification letter: "For purposes of sections 15.02 and 15.03 of Rev. Proc. 89-13, 1989-1 C.B. 801, your application was received timely".

REQUIRED NOTIFICATIONS TO ADOPTING EMPLOYERS. The plan sponsor must provide adopting employers with annual notifications indicating whether the sponsor intends to continue to sponsor the plan, and whether amendments have been made to the plan. The plan sponsor must also notify employers within 60 days if the plan sponsor discontinues its sponsoring of the plan.

REQUIRED NOTIFICATIONS TO THE INTERNAL REVENUE SERVICE. On each anniversary of the date of issuance of the notification letter, the plan sponsor must advise the Service whether the sponsor has made any changes to the plan, and whether the plan is still being made available for adoption by employers. The plan sponsor must also provide a listing of adopting employers, and a statement that the plan sponsor has provided employers with the notification described in the above paragraph.

REPORTING REQUIREMENTS. Most plan administrators or employers who maintain an employee benefit plan must file an annual return/report with the Internal Revenue Service. The following forms should be used for this purpose:

FORM 5500EZ - generally for a "One-Participant Plan," which is a plan that covers only: (1) an individual, or an individual or his or her spouse who wholly owns a business, whether incorporated or not, or (2) partner(s) in a partnership or the partner(s) and their spouse(s). If Form 5500EZ cannot be used, the one-participant plan should use 5500-C or 5500-R, whichever applies. NOTE: Keogh (H.R. 10) plans are required to file an annual return even if the only participants are owner-employees. The term "owner-employee" includes a partner who owns more than 10% interest in either the capital or the profits of the partnership. This applies to both defined contribution and defined benefit plans.

FILING EXCEPTION FOR PLANS THAT HAVE NO MORE THAN $100,000 IN ASSETS. An annual return is not required to be filed for one participant plans having less than $100,000 in assets that otherwise qualify for filing Form 5500EZ.

FORM 5500 - for a pension benefit plan with 100 or more participants at the beginning of the plan year.

FORM 5500-C - for a pension benefit plan with more than one but fewer than 100 participants at the beginning of the plan year.

FORM 5500-R - for a pension benefit plan with more than one but fewer than 100 participants at the start of the plan year for which 5500-C is not filed. NOTE:
For 1989 and subsequent years Form 5500-R is part of the Form 5500C/R package. Filing only the first two pages of the Form 5500C/R package constitutes the filing of a Form 5500-R.

WHEN TO FILE. Forms 5500 and 5500EZ must be filed annually. Form 5500-C must be filed for (i) the initial plan year, (ii) the year a final return/report would be filed, and (iii) at three-year intervals. Form 5500-R must be filed in the years when Form 5500-C is not filed (See Note above). However, 5500-C will be accepted in place of 5500-R.

DISCLOSURE. The Internal Revenue Service will process the returns and provide the Department of Labor and the Pension Benefit Guarantee Corporation with the necessary information and copies of the returns on microfilm for disclosure purposes.

                                     PART II

                    [MUNICIPAL FUND FOR TEMPORARY INVESTMENT]


                            DEFINED CONTRIBUTION PLAN
                    (PROFIT-SHARING OR PROFIT-SHARING 401(K))

                       REGIONAL PROTOTYPE PLAN NUMBER 001

                               ADOPTION AGREEMENT

                             DRINKER BIDDLE & REATH

        REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT

        NOTES TO ADOPTING EMPLOYERS AND TO ADOPTING AFFILIATED EMPLOYERS:

THIS ADOPTION AGREEMENT MAY ONLY BE USED WITH THE DRINKER BIDDLE & REATH REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN.

FAILURE TO PROPERLY FILL OUT THIS ADOPTION AGREEMENT MAY RESULT IN THE DISQUALIFICATION OF THE PLAN AS ADOPTED BY THE EMPLOYER.

A CASH OR DEFERRED ARRANGEMENT MAY NOT BE ADOPTED BY A TAX EXEMPT OR GOVERNMENTAL ORGANIZATION WITH THE EXCEPTION OF CERTAIN PRE-EXISTING PLANS.

DRINKER BIDDLE & REATH, THE SPONSORING ORGANIZATION OF THIS PLAN, WILL INFORM THE ADOPTING EMPLOYER AND/OR ADOPTING AFFILIATED EMPLOYER OF ANY AMENDMENTS MADE TO THE PLAN OR OF THE DISCONTINUANCE OR ABANDONMENT OF THE PLAN.

DRINKER BIDDLE & REATH IS THE SPONSORING ORGANIZATION OF THIS PLAN. ITS ADDRESS IS PHILADELPHIA NATIONAL BANK BUILDING, 1345 CHESTNUT STREET, PHILADELPHIA, PA 19107-3496 AND ITS TELEPHONE NUMBER IS (215) 988-2855.

         (FILL IN BLANKS AND INDICATE SELECTION WHERE REQUIRED)

                  The undersigned Employer hereby (check applicable box)

                      [   ]    adopts

                      [ X ] adopts, as an amendment to a predecessor plan and trust agreement of the Employer,

the DRINKER BIDDLE & REATH REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT, consisting of Part I, the Plan and Trust Agreement, and Part II, this Adoption Agreement. The Plan and Trust Agreement, as so adopted, shall be known as the [FUND OFFICE RETIREMENT PROFIT-SHARING PLAN AND TRUST AGREEMENT] (the "Plan"), a DEFINED CONTRIBUTION PLAN (PROFIT-SHARING OR PROFIT-SHARING 401(K)) AND TRUST AGREEMENT. The Employer and Trustee, by signing this Adoption Agreement, mutually agree and consent to the terms of the Plan and Trust, consisting of Part I, the Plan and Trust Agreement, and Part II, this Adoption Agreement.





(C) DRINKER BIDDLE & REATH 1995

 NAME OF ADOPTING EMPLOYER: [MUNICIPAL FUND FOR TEMPORARY INVESTMENT]

          ADDRESS OF ADOPTING EMPLOYER:[Bellevue Park Corporate Center
                                        400 Bellevue Parkway, Suite 100
                                        Wilmington, DE  19809         ]

          ADOPTING EMPLOYER'S EMPLOYER IDENTIFICATION NUMBER: [   6742    ]

          ADOPTING EMPLOYER'S BUSINESS CODE NUMBER: [ 51-0241021    ]

          TYPE OF ENTITY (check one): [   ]  Corporation  [   ] S Corporation

              [   ]  Sole Proprietor  [   ]  Partnership  [   ]  Church

              [   ]  Tax Exempt Organization  [   ] Governmental Organization

              [   ]  Professional Corporation

              [ X ]  Other (Specify): [    BUSINESS TRUST                      ]

          PLACE OF INCORPORATION OR OTHER ORGANIZATION (SPECIFY): [

                        PENNSYLVANIA                                           ]

          DATE OF INCORPORATION OR DATE BUSINESS BEGAN: [      1979    ]

          ADMINISTRATIVE COMMITTEE EMPLOYER IDENTIFICATION NUMBER: [23-2118138]

          PLAN NAME: [ FUND OFFICE RETIREMENT PROFIT-SHARING PLAN              ]

          PLAN IDENTIFICATION NUMBER: [  001 (333 FOR FORM 5500C/R)            ]
                                       ----------------------------------------

          TRUST NAME: [ FUND OFFICE RETIREMENT PROFIT-SHARING PLAN TRUST       ]

          TRUST EMPLOYER IDENTIFICATION NUMBER (IF ANY): [ 23-2487197          ]

          REGIONAL PROTOTYPE (PROFIT-SHARING (401(K)) PLAN NOTIFICATION LETTER NUMBER: D8520005 (PN:001 JANUARY 4, 1993)

          FROZEN PLAN: If the Employer has discontinued all further contributions to the Plan, check here [ ]. The Employer and the Trustee shall, however, continue to maintain the Plan and Trust in accordance with the requirements of the Internal Revenue Code and the Treasury regulations thereunder.

          TYPE PLAN: The Plan, as adopted under this Adoption Agreement, is a (check one):

                  [ X ]    (A)  Profit-Sharing Plan.

                  [   ]    (B)  Profit-Sharing 401(k) Plan.

     A.1.1 ACCRUAL COMPUTATION PERIOD. The Accrual Computation Period is the (check one):

                  [ X ]    (A) Plan Year

                  [   ]    (B)(A consecutive 12-month period ending with
                            or within the Plan Year.) Enter the day and the
                            month this period begins: [   ](day) [     ](month).
                            For Employees whose date of hire is less than 12 months before the end of the 12-month period designated, Compensation will be determined over the Plan Year.

         A.1.4 ADMINISTRATIVE COMMITTEE. The name(s) and address(es) of the member(s) of the Administrative Committee are:

         [(A)  EDWARD H. ROACH
               Bellevue Park Corporate Center
               400 Bellevue Parkway, Suite 100
               Wilmington, DE 19809

          (B)




          (C)


                                                                       ]

              A.1.10 COMPENSATION. Compensation shall be determined over the Accrual Computation Period elected in Section A.1.1.

                    (A)      Compensation shall (check one):

                    [ X ] (1) Include              [   ]  (2) Not include

     Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.

                    (B) Compensation shall exclude (specify): [

                    N/A                                            .]
         (Note that this exclusion applies only to the manner of determining contributions to the Plan and for no other purpose; if not applicable, insert letters N/A in blanks).

              A.1.12  CONTROLLED GROUP.

                    (A) Is the adopting Employer a member of a Controlled Group (check one)?

                    [   ]  (1)  Yes      [ X ]  (2)   No

                    (B) If Section A.1.12(A)(1) is checked, is the adopting Employer a member of an affiliated service group (check one)?

                    [   ]  (1)  Yes      [   ]  (2)   No       [ X ]  (3)  N/A

         If Section A.1.12(A)(1) is checked, list the name and address of each member in the following blanks (and if Section A.1.12(B)(1) is also checked, indicate whether the member is an affiliated service group member): [ N/A

                                                                              ]

         (If Section A.1.12(A)(2) is checked, the letters N/A should be inserted in these blanks)

         A.1.17 CONTRIBUTIONS ON BEHALF OF DISABLED PARTICIPANTS. The Employer (check one):

                      [   ]    (A)  Will                  [ X ]   (B)  Will not

     make contributions on behalf of disabled Participants on the basis of the compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled.

     Such imputed compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee, and
         contributions made on behalf of such Participant shall be nonforfeitable when made.

              A.1.18  EARLY RETIREMENT DATE.

                  (A) Shall the Plan provide for an Early Retirement Date (check one)?

                  [   ]    (1)  Yes          [ X ]  (2)  No

         If Section A.1.18(A)(1) is checked, complete the following:

                  (B) Early Retirement Date shall mean the (check one):

                  [   ]    (1)  Last day of the Plan Year

                  [   ]    (2)  Last day of the month (must
                           coincide with a Valuation Date)

                  [   ]    (3)  [             ] (fill in date)
                           (must coincide with a Valuation Date)

         in which the Participant attains age [   ] (not later than age 64)
         and completes [    ] Years of Service for Benefit Accrual with the
         Employer.

              A.1.19 EARNED INCOME. This Section shall apply only if the Plan, as adopted by the adopting Employer, covers Self-Employed Persons.

              A.1.20 EFFECTIVE DATE. If the adoption of this Plan and Trust Agreement constitutes the adoption of a new plan and trust agreement, check (A) and fill in blank. If the adoption of this Plan and Trust Agreement constitutes the restatement of an existing plan and trust agreement (including a prior version of this Plan and Trust Agreement), check (B) and fill in blanks.

              [   ]    (A)  NEW PLAN.  The Effective Date of the Plan
                       and Trust Agreement is [              ].

              [ X ] (B) RESTATED PLAN. The original effective date of the predecessor plan and trust agreement was [SEPTEMBER 18, 1981]. Except as otherwise specifically provided herein, the Effective Date of the Plan and Trust Agreement, as restated herein, is [DECEMBER 1, 1989].

              A.1.24 ELIGIBILITY COMPUTATION PERIOD. If Section A.1.33(A)(4) is checked or if the elapsed time method is checked under Section A.2.2(B)(2), check here [ ] and do NOT complete the remainder of this Section A.1.24. Otherwise, the Eligibility Computation Period shall be calculated as follows:

                       (A) COMPUTATION PERIOD. The Eligibility Computation Period shall be calculated pursuant to (check (1) or (2)):

               [ X ]   (1) NORMAL RULE. The Eligibility
                       Computation Period(s) shall be
                       determined under Section 1.24(A) of the
                       Plan.

               [   ]   (2) ALTERNATE RULE. The Eligibility
                       Computation Period(s) shall be
                       determined under Section 1.24(B) of the
                       Plan.

                       (B) HOURS OF SERVICE REQUIRED. The number of Hours of Service which must be completed in order to meet the Eligibility Computation Period requirements of the Plan is [ 1 ] (fill in blank but not to exceed 1,000 Hours of Service).

              A.1.27 EMPLOYEE PENSION BENEFIT PLAN. Does the Employer or any member of its Controlled Group maintain or has the Employer or any member of its Controlled Group maintained any other Employee Pension Benefit Plan (check one)?

                      [ X ]    (A)  Yes                 [   ]  (B)   No

If Section A.1.27(A) is checked, list such Employee Pension Benefit Plan(s) in the following Lines: [CHESTNUT STREET EXCHANGE FUND RETIREMENT PROFIT-SHARING PLAN; INDEPENDENCE SQUARE INCOME SECURITIES, INC. RETIREMENT PROFIT-SHARING PLAN; TEMPORARY INVESTMENT FUND, INC. RETIREMENT PROFIT-SHARING PLAN; AND TRUST FOR SHORT TERM FEDERAL SECURITIES RETIREMENT PROFIT-SHARING PLAN. ALL OF THE FOREGOING PLANS WERE MERGED INTO THIS PLAN EFFECTIVE DECEMBER 1, 1987. ]

     (If Section A.1.27(B) is checked, the letters N/A should be inserted in these blanks).

              A.1.33  ENTRY DATE.  Entry Date shall mean (check (A) or (B)):

                      [ X ]    (A)  REGULAR METHOD.

                               [   ]    (1) The first day of the Plan Year
                                        (this option cannot be used unless the
                                        maximum age and service requirements are reduced by 1/2 year (i.e., age 20 1/2 or less must be selected in Section
                                        A.2.2(B)(1)(a)(ii) and the service
                                        requirement in Section A.2.2(B)(1)(a)
                                        (i) must be reduced by 1/2 year),
                                        coincident with, or, if the first day of the Plan Year does not so coincide, the first day of the Plan Year next following, the date on which an Employee meets the eligibility requirements of
                                        Article II of the Plan.

                               [   ]    (2) The first day of the Plan Year or
                                        the date six months after the first day
                                        of the Plan Year (whichever date is
                                        earlier), coincident with, or if such
                                        dates do not so coincide, the first day
                                        of the Plan Year or the date six months
                                        after the first day of the Plan Year
                                        (whichever date is earlier) next
                                        following, the date on which an Employee meets the eligibility requirements of
                                        Article II of the Plan.

                               [   ]    (3) The first day of the month
                                        coincident with, or if the first day of
                                        the month does not so coincide, the
                                        first day of the month next following,
                                        the date on which an Employee meets the
                                        eligibility requirements of Article II
                                        of the Plan.

                               [   ]    (4)  The Employee's date of hire.

                               [ X ]    (5) The date on which the
                                        eligibility requirements of Article II
                                        of the Plan are met.

                               [   ]    (6) The first day of the quarter (in
                                        the Plan Year) coincident with, or if
                                        the first day of the quarter does not so coincide, the first day of the quarter
                                        (in the Plan Year) next following, the
                                        date on which an Employee meets the
                                        eligibility requirements of Article II
                                        of the Plan.

                               [   ]    (7) The first day of the Plan Year in
                                        which an Employee meets the eligibility
                                        requirements of Article II of the Plan.

                      [   ]    (B) ELAPSED TIME METHOD. The Employee's first
                               day of employment or reemployment in accordance with the rules of Section 1.55(B) of the Plan.

              A.1.35 EXCESS COMPENSATION. Excess Compensation shall mean Compensation in excess of (check applicable block):

                      [   ]    (A)  Taxable Wage Base.

                      [   ]    (B) [$ ] (if (B) is checked, insert dollar
                               amount not to exceed the Taxable Wage Base).

                      [ X ]    (C) N/A (The Plan is not integrated with Social
Security).

              A.1.38  HIGHLY COMPENSATED EMPLOYEE.

                               (A) CALENDAR YEAR ELECTION.  Does the Employer
     desire to make the calendar year election provided in Section 1.38 of the Plan for purposes of determining the look-back year calculation (check one)?

                               [   ]  (1)  Yes                [ X ]  (2)   No

IF THIS ELECTION IS MADE, SUCH ELECTION MUST APPLY TO ALL PLANS, ENTITIES AND ARRANGEMENTS OF THE EMPLOYER.

                               (B) SIMPLIFIED DEFINITION.  If the Employer
     maintains significant business activities (and employs Employees) in at least two significantly separate geographic areas, the Employer may elect the simplified definition of Highly Compensated Employee in Section 1.38 of the Plan. Does the Employer desire to make this election (check one):

  [   ]  (1)  Yes            [ X ]  (2)   No                [   ]  (3)   N/A

              A.1.44  INVESTMENT MANAGER. The name and address of the Investment
Manager are: [                    N/A

                                                                             ]
(If no Investment Manager has been appointed by the Employer, the letters N/A should be inserted in these blanks).

              A.1.46 LEASED EMPLOYEES. Does the Employer have any Leased Employees (check one)?

                      [   ]    (A)  Yes          [ X ]  (B)   No

     If Section A.1.46(A) is checked, complete Section A.2.3(H) below.

              A.1.47 LIMITATION COMPENSATION. Limitation Compensation shall mean all of each Participant's (check one):

                      [ X ] (A) Wages, Tips and Other Compensation as Reported on Form W-2.

                      [   ]    (B) Code Section 3401(a) Wages.

                      [   ]    (C) Code Section 415 Safe-Harbor Compensation.

              A.1.48 LIMITATION YEAR. The Limitation Year is the (check applicable block):

                      [   ]    (A) Calendar year.

                      [ X ] (B) Twelve-consecutive month period ending (insert month and day) [ NOVEMBER 30 ].

              A.1.53 NORMAL RETIREMENT AGE. Normal Retirement Age shall mean (check one):

                      [ X ] (A) Age [ 65 ] (fill in blank but not earlier than age 62 and not later than age 65).

                      [   ]    (B) The later of age [ ] fill in blank but not
                               earlier than age 62 and not later than age 65) or the [ ] (fill in blank but not to exceed 5th) anniversary of the first day of the first Plan
                               Year in which the Participant commenced
                               participation in the Plan.

              A.1.55 ONE-YEAR BREAK IN SERVICE. A One-Year Break In Service shall be determined by the following method (check one):

                      [ X ]    (A) REGULAR METHOD. If this method is
                               selected, a One- Year Break In Service shall occur in any Computation Period in which the Employee completes not more than [ 100] (fill in blank, but not to exceed 500) Hours of Service.

                      [   ]    (B) ELAPSED TIME METHOD.

              A.1.56  OWNER-EMPLOYEES OR SHAREHOLDER-EMPLOYEES.

                               (A) Does the Plan cover any Owner-Employees, as defined in Section 1.56 of the Plan (check one)?

                               [   ]    (1)  Yes              [   ]  (2)   No

                               [ X ] (3) N/A (This Plan does not cover any Self-Employed Persons)

         If Section A.1.56(A)(1) is checked, see Section 2.4 of the Plan.

              (B) Does the Plan cover any shareholder-employees, as defined in Section 7.11(A)(7) of the Plan (check one)?

                               [   ]    (1)  Yes              [   ]  (2)   No

                               [ X ]    (3)  N/A  (The Employer is not an
                                        electing S corporation)

         If Section A.1.56(B)(1) is checked, see Section 7.11(A)(7) of the Plan.

              A.1.63 PLAN SPONSOR. The name(s) and address(es) of the Plan Sponsor(s) are: [ MUNICIPAL FUND FOR TEMPORARY INVESTMENT
                           BELLEVUE PARK CORPORATE CENTER
                           400 BELLEVUE PARKWAY, SUITE 100
                           WILMINGTON, DE 19809                    ]

              A.1.64 PLAN YEAR. The Plan Year shall be the Computation Period ending (insert month and day) [ NOVEMBER 30 ].

              A.1.72 QUALIFYING EMPLOYER SECURITIES. If this Adoption Agreement provides for investments in Qualifying Employer Securities, the Employer may restrict the types of Employer Securities so qualifying by indicating the
restrictions in the following blanks: [    NO RESTRICTIONS
                                                                             ]
(If investment in Qualifying Employer Securities is not restricted to type, insert in the blanks the words "No Restrictions"; if investment in Qualifying Employer Securities is not permitted, insert the letters N/A in the blanks).

              A.1.78 SELF-EMPLOYED PERSONS. Does the Plan cover Self-Employed Persons (check one)?

                      [   ]    (A)  Yes              [ X ]  (B)   No

              A.1.79  SERVICE.

                               (A) If not otherwise required by the Plan, shall service with predecessor employer(s) (to the extent specified in Section A.1.79 (B) and (C)) be treated as Service with the Employer (check one)?

                               [   ]    (1)  Yes              [   ]  (2)   No

                               [ X ]    (3)  N/A (No predecessor employer)

                               (B) If Section A.1.79(A)(1) is checked, service with the predecessor employer(s) specified in Section A.1.79 (C) shall be treated as Service with the Employer for purposes of (check applicable blank(s)):

                               [   ] (1) Eligibility for Participation

                               [   ] (2) Vesting

                               [ X ] (3) N/A

                               (C) If Section A.1.79(A)(1) is checked, indicate the name of the predecessor employer(s) in the following blanks: [N/A]

         (If Section A.1.79(A)(2) or (3) is checked, insert the letters N/A in the blanks).

                               (D) If Section A.18.17(A) is checked, and the Prior Plan credited service under the elapsed time method, indicate the equivalency (if any) which is to be used to credit service in the Computation Period in which the amendment is effective, if the effective date of the amendment is other than the first day of the Computation Period (check one):

                               [   ]  Daily                  [   ]  Monthly

                               [   ]  Weekly                 [ X ]  N/A

                               [   ]  Semi-Monthly

              A.1.83  TAXABLE YEAR.  The Employer's Taxable Year is the year
ending (insert month and day) [ NOVEMBER 30   ].

              A.1.85 TOP-HEAVY RATIO. For purposes of establishing present value to compute the Top-Heavy Ratios of Section 1.85 of the Plan, any benefit shall be discounted only for mortality and interest based on the following:

                             (A) INTEREST RATE (check one):

                              [ X ] (1) APPLICABLE INTEREST RATE (For
                                    purposes of this Section A.1.85, "Applicable
                                    Interest Rate" shall mean the interest rate or rates which would be used, as of the date distribution commences under a Defined Benefit Plan, by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a participant's benefits under such Defined Benefit Plan if such Defined Benefit Plan had terminated on the date distribution commences with insufficient assets to provide benefits guaranteed by the Pension Benefit Guaranty Corporation on that date. For purposes of this provision, the "date distribution commences" shall mean the Top-Heavy Valuation Date).

                               [   ]    (2)  OTHER (specify) [           ]%

               (B) MORTALITY TABLE: [ 1984 UNISEX MORTALITY TABLE]

              A.1.86 TOP-HEAVY VALUATION DATE. The Top-Heavy Valuation Date, for purposes of calculating the Top-Heavy Ratios shall be (fill in blank) [ THE LAST DAY ] of each Plan Year.

              A.1.91 TRUSTEE(S). The name(s) and address(es) of the Trustee(s) are:

         [(A)      ROBERT R. FORTUNE
                   Bellevue Park Corporate Center
                   400 Bellevue Parkway, Suite 100
                   Wilmington, DE  19809

          (B)      EDWARD J. ROACH
                   Bellevue Park Corporate Center
                   400 Bellevue Parkway, Suite 100
                   Wilmington, DE 19809

          (C)


              A.1.93  VALUATION DATE.  Valuation Date shall mean:

                               (A) For purposes of determining a Participant's Accrued Benefit which is distributable in accordance with Article VII of the Plan (check one):

                               [   ]    (1) Last day of Plan Year.

                               [ X ]    (2) Last day of Plan Year and [ THE
                                        LAST DAY OF EVERY OTHER CALENDAR MONTH
                                        DURING THE PLAN YEAR
                                                           ] (insert date(s)).

                               (B) For purposes of determining the fair market value of assets in the Trust Fund and allocating the increase or decrease in the assets in accordance with Sections 5.3 and 5.4 of the Plan (check one):

                               [ X ]    (1) The date(s) specified in Section
                                         A.1.93(A).

                               [   ]    (2) Last day of Plan Year and [-------
                                            --------------] (insert date(s)).

              A.1.97  YEAR OF SERVICE FOR BENEFIT ACCRUAL.

                               (A)  GENERAL.  A Year of Service for Benefit
         Accrual shall be determined by the following method (check one):

                               [ X ]   (1) REGULAR METHOD. (This method
                                        must be selected if Section A.1.55(A) is checked). In order for a Participant to have a Year of Service for Benefit Accrual for any Plan Year, the Participant must complete the number of Hours of Service indicated (check either
                                        (a) and fill in blank or (b)):

                                        [ X ]   (a) The number of Hours of
                                                 Service which must be completed
                                                 with the Employer in order for
                                                 a Participant to have a Year of
                                                 Service for Benefit Accrual is
                                                 [ 200 ] (fill in blank but not
                                                 to exceed 1,000 Hours of
                                                 Service).

                                    [   ]    (b) The number of Hours of
                                             Service which must be completed
                                             with the Employer in order for a
                                             Participant to have a Year of
                                             Service for Benefit Accrual for a
                                             Plan Year is 501 if the Participant
                                             is not an active Employee on the
                                             last day of the Plan Year; if the
                                             Participant is an active Employee
                                             on the last day of the Plan Year,
                                             only one Hour of Service with the
                                             Employer must be completed in order
                                             for the Participant to have a Year
                                             of Service for Benefit Accrual for
                                             such Plan Year.

                           NOTE: UNDER PROPOSED TREAS. REG. SECTIONS
                           1.410(b) AND 1.401(a)(26), IT MAY BE NECESSARY TO PROVIDE THAT NO MORE THAN 501 HOURS OF SERVICE ARE REQUIRED FOR A YEAR OF SERVICE FOR BENEFIT ACCRUAL FOR ANY PARTICIPANT WHO HAS TERMINATED EMPLOYMENT AND IS NOT AN ACTIVE EMPLOYEE ON THE LAST DAY OF THE PLAN YEAR AND THAT NO MORE THAN ONE HOUR OF SERVICE IS REQUIRED FOR A YEAR OF SERVICE FOR BENEFIT ACCRUAL FOR ANY PARTICIPANT WHO IS AN ACTIVE EMPLOYEE ON THE LAST DAY OF THE PLAN YEAR. (PROPOSED TREAS. REG. SECTIONS 1.410(b)-3(c) AND 1.401(a)(26)-3(b)(8)).

                           [   ]   (2) ELAPSED TIME METHOD. (This method must
                                    be selected if Section A.1.55(B) is
                                    checked).

                               (B)  ELECTIVE DEFERRAL CONTRIBUTIONS.  If
         Elective Deferral Contributions are provided for under Section A.3.4 of the Adoption Agreement, the number of Hours of Service which a Participant must complete in a Year of Service for Benefit Accrual is [ N/A] (fill in blank but not to exceed 1,000 Hours of Service unless Section A.1.97(A)(2) is checked, in which case insert letters "ET" and the elapsed time rules apply; if there are no Elective Deferral Contributions, insert letters "N/A") in order for the Participant to have Elective Deferral Contributions made on his behalf under the Plan.

                               (C)  MATCHING CONTRIBUTIONS.  If Matching
         Contributions by the Employer are provided for under Section A.3.5 of the Adoption Agreement, the number of Hours of Service which a Participant must complete in a Year of Service for Benefit Accrual is [ N/A ] (fill in blank (if there are no Matching Contributions, insert letters "N/A") but not to exceed 1,000 Hours of Service unless Section A.1.97(A)(2) is checked, in which case insert letters "ET" and the elapsed time rules apply) in order for the Employer to match Participant Contributions or Elective Deferral Contributions of such Participant under Section A.3.5 of the Adoption Agreement.

         Except as provided in Sections A.1.97(B) and A.1.97(C), a Year of Service for Benefit Accrual shall be determined under Section A.1.97(A).

              A.1.98 YEAR OF SERVICE FOR ELIGIBILITY. The number of Hours of Service which must be completed in order for an Employee to have a Year of Service for Eligibility is [ 1 ] (fill in blank, but not to exceed 1,000 Hours of Service; insert letters N/A if Section A.1.33(A)(4) is checked or if the elapsed time method is selected under Section A.2.2.(B)(2).

              A.1.99 YEAR OF SERVICE FOR VESTING. A Year of Service for Vesting shall be determined by the following method (check one):

                      [ X ]   (A) REGULAR METHOD. (This method must be
                               selected if Section A.1.55(A) is checked). The number of Hours of Service which must be completed in order for a Participant to have a Year of Service for Vesting is [ 200 ] (fill in blank but not to exceed 1,000 Hours of Service).

                      [   ]    (B)  ELAPSED TIME METHOD.  (This method must be
                               selected if Section A.1.55(B) is checked).

                      [   ]    (C)  N/A (Plan provides 100% immediate vesting).

              A.2.2  ELIGIBILITY REQUIREMENTS.

                               (A)  ELIGIBLE CLASSES OF EMPLOYEES:

                                        (1) Except as provided in (2) below, the following Employees are or shall be eligible to participate in the Plan (check one):

                                        [ X ]    (a)  All Employees

                                        [   ]    (b)  Salaried Employees only
                                                 (as defined in Section 1.77 of
                                                 the Plan)

                                        [   ]    (c)  Hourly Employees only (as
                                                 defined in Section 1.40 of the
                                                 Plan)

                                        [   ]    (d)  All Employees except
                                                 (specify class or classes of
                                                 Employees to be excluded): [
                                                                        ]

                                        (2) The following Employees shall not be eligible to participate in the Plan (check block(s) if such Employees are to be excluded):

                                        [ X ]    (a)  Union Employees (as
                                                 defined in Section 1.92 of the
                                                 Plan)

                                        [ X ]    (b)  Non-Resident Aliens (as
                                                 defined in Section 1.52 of the
                                                 Plan)

                               (B)  LENGTH OF SERVICE; MINIMUM AGE:
         Participation in the Plan shall be determined under either the regular method or the elapsed time method (check (1) or (2)):

                               [ X ] (1) REGULAR METHOD. If the regular method is selected, check (a) or (b):

                                        [   ]    (a) SERVICE AND AGE
                                                 REQUIREMENT. In order to
                                                 participate in the Plan, an
                                                 Employee shall meet the
                                                 following requirements
                                                 (complete blanks):

                                                     (i)  SERVICE.

                                                          (AA) ELECTIVE DEFERRAL
                                                          CONTRIBUTIONS. An
                                                          Employee shall have
                                                          completed [ ] Year of
                                                          Service for
                                                          Eligibility (not more
                                                          than one Year of
                                                          Service for
                                                          Eligibility) to be
                                                          eligible to make
                                                          Elective Deferral
                                                          Contributions.

                                                          (BB) MATCHING
                                                          CONTRIBUTIONS. An
                                                          Employee shall have
                                                          completed [ ] Year(s)
                                                          of Service for
                                                          Eligibility (not more
                                                          than two Years of
                                                          Service for
                                                          Eligibility) to be
                                                          eligible for Matching
                                                          Contributions.

                                                          (CC)  EMPLOYER
                                                          CONTRIBUTIONS AND ALL
                                                          OTHER PURPOSES.  An
                                                          Employee shall have
                                                          completed [      ]
                                                          Year(s) of Service
                                                          for Eligibility (not
                                                          more than two Years of
                                                          Service for
                                                          Eligibility) for
                                                          Employer Contributions
                                                          and for all other
                                                          purposes of the Plan.

                                                 Note that in Section
                                                 A.2.2(B)(1)(a)(i)(BB) and (CC)
                                                 not more than one Year of
                                                 Service for Eligibility may be
                                                 selected, if the option under
                                                 Section A.7.6(B)(1)(a) is not
                                                 elected nor more than two Years
                                                 of Service for Eligibility if
                                                 the option under Section
                                                 A.7.6(B)(1)(a) is elected. For
                                                 purposes of this Section
                                                 A.2.2(B)(1)(a)(i), Service
                                                 includes service with a
                                                 predecessor employer if the
                                                 Employer adopting the Plan is
                                                 maintaining the plan of a
                                                 predecessor employer. Such
                                                 Service also includes
                                                 predecessor service to the
                                                 extent required by the
                                                 Secretary of the Treasury or
                                                 his delegate.

                                                 Service for purposes of
                                                 eligibility also includes
                                                 service with a predecessor
                                                 employer if such service is not
                                                 otherwise required to be
                                                 included under Sections 1.79
                                                 and 2.2 of the Plan to the
                                                 extent provided in Section
                                                 A.1.79.

                                                     (ii)  AGE.  An Employee
                                                     shall have attained
                                                     [      ] years of age (not
                                                     more than age 21).

                                        [ X ]    (b) NO SERVICE OR AGE
                                                 REQUIREMENT. The Plan shall
                                                 cover Employees in eligible
                                                 classes effective on the first
                                                 Entry Date coinciding with, or
                                                 next following, their date of
                                                 hire.

                               [   ]    (2) ELAPSED TIME METHOD. The Employee
                                        shall be eligible to participate in the
                                        Plan on his first day of employment or
                                        reemployment in accordance with the
                                        rules of Section 1.55(B) of the Plan.

              A.2.3  ADDITIONAL RULES.

                               (A)-(F)  RESERVED.

                               (G) ALLOCATIONS TO PARTICIPANTS. Except as otherwise provided below, a Participant shall share in Employer contributions in any Plan Year if the Participant completes a Year of Service for Benefit Accrual during such Plan Year. Notwithstanding any other provision of the Plan or this Adoption Agreement, any Participant making Elective Deferral or Participant Contributions to the Plan for any Plan Year shall be entitled to such Elective Deferral or Participant Contributions.

                                        (1) EMPLOYER CONTRIBUTIONS. This
                                        provision shall only apply if Section
                                        A.1.97(A)(1) is checked and then only to the extent permitted by Section 3.11 of the Plan.

                                            (a) SEPARATION FROM SERVICE FOR
                                            REASONS OTHER THAN DISABILITY, DEATH
                                            OR RETIREMENT.

                                                     (i) Shall Participants who
                                                     separate from the service
                                                     of the Employer (for
                                                     reasons other than
                                                     Disability, death or
                                                     retirement) before the end
                                                     of the Plan Year even if
                                                     they have completed a Year
                                                     of Service for Benefit
                                                     Accrual share in Employer
                                     contributions for such Plan
                                     Year (check one)?

                                     [ X ] (AA) Yes    [   ] (BB) No

                                     [   ] (CC) N/A (Section A.1.97(A)(2)
                                     checked)

           NOTE THAT SECTION A.2.3(G)(1)(a)(i)(AA) MUST BE CHECKED IF SECTION A.1.97(A)(1)(b) IS CHECKED.

                                    (ii) If Section A.2.3(G)(1)(a)(i)(AA) is checked, shall such Participant share in Employer contributions for such Plan Year if such Participant has not completed a Year of Service for Benefit Accrual (check one)?

                                    [ X ]    (AA) Yes           [   ] (BB) No

                                    [   ]    (CC) N/A (Section A.2.3 (G)(1)
                                             (a)(i)(AA) not checked)

                            (b)  DISABILITY, DEATH OR RETIREMENT.

                                    (i) Shall Participants who separate from the service of the Employer because of Disability, death or retirement before the end of the Plan Year even if they have completed a Year of Service for Benefit Accrual share in Employer contributions for such Plan Year (check one)?

                                    [ X  ] (AA) Yes              [   ] (BB) No

                                    [   ]    (CC) N/A (Section A.1.97(A)(2)
                                             checked)

           NOTE THAT SECTION A.2.3(G)(1)(b)(i)(AA) MUST BE CHECKED IF SECTION A.1.97(A)(1)(b) IS CHECKED.

                                    (ii) If Section A.2.3(G)(1)(b)(i)(AA) is checked, shall such Participant share in Employer contributions for such Plan Year if such Participant has not completed a Year of Service for Benefit Accrual (check one)?

                                     [ X ]    (AA) Yes           [   ] (BB) No

                                     [   ]    (CC) N/A (Section A.2.3(G)(1)(b)
                                              (i)(AA) not checked)

                        (2) MATCHING CONTRIBUTIONS. This provision shall only apply if Section A.1.97(A)(1) is checked.

                            (a) SEPARATION FROM SERVICE FOR REASONS OTHER THAN DISABILITY, DEATH OR RETIREMENT.

                                    (i) Shall Participants who separate from the service of the Employer (for reasons other than Disability, death or retirement) before the end of the (check one) [ ] (aa) month [ ] (bb) quarter [ ] (cc) Plan Year for which the Matching Contribution is being made even if they have completed a Year of Service for

                                    Benefit Accrual share in Matching
                                    Contributions for such period (check one)?

                                    [   ] (AA)  Yes              [   ] (BB)  No

                                    [ X ] (CC)  N/A (No Matching Contributions
                                           or Section A.1.97(A)(2) checked)

         NOTE THAT SECTION A.2.3(G)(2)(a)(i)(AA) MUST BE CHECKED IF SECTION A.1.97 (A)(1)(b) IS CHECKED.

                                    (ii) If Section A.2.3(G)(2)(a)(i) (AA) is checked, shall such Participant share in Matching Contributions for such (check one) [ ] (aa) month [ ] (bb) quarter [ ] (cc) Plan Year if such Participant has not completed a Year of Service for Benefit Accrual (check one)?

                                  [   ] (AA)  Yes                [   ] (BB)  No

                                  [ X ] (CC) N/A (Section A.2.3(G)(2)(a)(i)
                                        (AA) not checked)

                         (b)      DISABILITY, DEATH OR RETIREMENT.

                                    (i) Shall Participants who separate from the service of the Employer because of Disability, death or retirement before the end of the (check one) [ ] (aa) month [ ]
                                    (bb) quarter [ ] (cc) Plan Year for which the Matching Contribution is being made even if they have completed a Year of Service for Benefit Accrual share in Matching Contributions for such period (check one)?

                                    [   ]    (AA)  Yes           [   ] (BB)  No

                                    [ X ]    (CC)  N/A (no Matching
                                             Contributions or Section A.1.97(A)
                                             (2) checked)

        NOTE THAT SECTION A.2.3(G)(2)(b)(i)(AA) MUST BE CHECKED IF SECTION A.1.97(A)(1)(b) IS CHECKED.

                                    (ii) If Section A.2.3(G)(2)(b) (i)(AA) is checked, shall such Participant share in Matching Contributions for such (check one) [ ] (aa) month [ ] (bb) quarter [ ] (cc) Plan Year if such Participant has not completed a Year of Service for Benefit Accrual (check one):

                                    [   ] (AA)  Yes            [   ] (BB)  No

                                    [ X ] (CC) N/A (Section A.2.3(G)(2)(b)(i)
                                    (AA) not checked.

                               (H)  LEASED EMPLOYEES.  Shall Leased Employees be
     eligible to participate in the Plan (check applicable block)?

                        [   ]  (1)  Yes   [   ]  (2)   No      [ X ]  (3)  N/A

     If Section A.2.3(H)(1) is checked, describe Leased Employees to be covered by the Plan and conditions and other limitations on such coverage in the
     following lines: [            N/A
                                                                 ]
  (If not applicable, insert letters N/A in these blanks)

              A.2.4 PLANS COVERING OWNER-EMPLOYEES. Section 2.4 of the Plan does not apply unless Section A.1.56(A) is checked.

              A.3.1  EMPLOYER CONTRIBUTIONS.

                               (A)  EMPLOYER CONTRIBUTIONS.

                                        (1) GENERAL. Shall the Employer, in its sole discretion, be permitted to make Employer Contributions to the Plan (check one)?

                                        [ X ] (a)  Yes           [   ] (b)  No

                                        If Section A.3.1(A)(1)(a) is checked,
                                        such Employer Contributions shall be
                                        allocated under Section A.5.1(A).

                                        (2) PROFIT REQUIREMENTS. Shall Profits
                                        be required for Employer Contributions
                                        to the Plan (check one)?

                                        [   ]  (a)  Yes          [ X ] (b)  No

                               (B)  QUALIFIED NONELECTIVE CONTRIBUTIONS.

                                        (1)  ELECTION.  May the Employer be
                                        permitted to make, in its sole
                                        discretion, Qualified Nonelective
                                        Contributions to the Plan (check one)?

                                        [   ] (a)  Yes           [   ] (b)  No

                                        [ X ] (c)  N/A (No Elective Deferral or
                                                   Participant Contributions)

                                        (2) AMOUNT. If the Employer does make
                                        such contributions to the Plan, then the amount of such contributions for each Plan Year shall be (check one):

                                        [   ]   (a) [ ] percent (not to
                                                 exceed 15 percent) of the
                                                 Compensation of all
                                                 Participants eligible to share
                                                 in the allocation.

                                        [   ]    (b) [ ] percent of the
                                                 Profits, but in no event more
                                                 than [$ ] for any Plan Year.

                                        [   ]    (c) An amount determined by the
                                                 Employer.

                                        [ X ]    (d)  N/A (Qualified Nonelective
                                                 contributions not permitted).

                                        (3)  PARTICIPANTS ELIGIBLE FOR
                                        ALLOCATION. Allocation of Qualified
                                        Nonelective Contributions shall be made
                                        to the accounts of (check one):

                                        [   ]   (a) All Participants

                                        [   ]   (b) Only Participants who are
                                                Non-Highly Compensated Employees

                                        [   ]   (c) Only Participants who are
                                                Non-Highly Compensated Employees
                                                and who are (specify group to
                                                which allocations are to be
                                                made) [

                                                                             ]

           [ X ] (d) N/A (Qualified Nonelective Contributions not permitted)

           (4)  MANNER OF ALLOCATION.  Allocation of Qualified
           Nonelective Contributions shall be made (check one):

           [   ]   (a) In the ratio which each
                    affected Participant's
                    Compensation for the Plan Year
                    bears to the total Compensation
                    of all affected Participants
                    for such Plan Year.

           [   ]    (b) In the ratio which each
                    affected Participant's
                    Compensation not in excess of
                    [$ ] for the Plan Year bears to
                    the total Compensation of all
                    affected Participants not in
                    excess of [$ ] for such Plan
                    Year.

           [ X ] (c) N/A (Qualified Nonelective Contributions not permitted).

  (C)  QUALIFIED MATCHING CONTRIBUTIONS.

           (1) ELECTION. May the Employer be permitted to make Qualified Matching Contributions to the Plan?

           [   ] (a) Yes            [   ] (b) No

           [ X ] (c) N/A (No Elective Deferrals or Participant
                 Contributions)

           (2) ALLOCATION. The Employer shall, in its sole discretion, make Qualified Matching Contributions to the Plan on behalf of (check one):

           [   ] (a)  All Participants

           [   ] (b)  All Participants who are Non-Highly
                 Compensated Employees

           [   ] (c)  All Participants who are Non-Highly
                 Compensated Employees and who are (specify group to which allocations are to be made) [

                                                                 ]

           [ X ] (d)  N/A (No Qualified Matching Contributions)

           If Section A.3.1(C)(2)(a), (b) or (c) is checked, the allocation shall be made to applicable Participants who make (check
           (i) and/or (ii) or (iii)):

                        [   ]    (i)  Elective Deferral Contributions

                        [   ]    (ii)  Participant Contributions

                        [ X ]    (iii)  N/A (No Qualified Matching
                                 Contributions)

           (3) AMOUNT. The Employer shall contribute and allocate to each Participant's Qualified Matching

                               Contribution account an amount
                               determined as follows (check applicable
                               block(s)):

                         [   ] (a) ELECTIVE DEFERRAL CONTRIBUTIONS. The
                               Employer shall contribute an amount equal to (check one):

                                            [   ]    (i)  [  ] percent of the
                                                     Participant's Elective
                                                     Deferral Contributions; or

                                            [   ]    (ii) that
                                                     percent of the
                                                     Participant's
                                                     Elective Deferral
                                                     Contributions, as
                                                     determined by the
                                                     Employer, in its
                                                     sole discretion,
                                                     for the Plan Year.

                               [   ]  (b)  PARTICIPANT CONTRIBUTIONS. The
                                      Employer shall contribute an amount equal to (check one):

                                            [   ]    (i)  [  ] percent of the
                                                     Participant's Participant
                                                     Contributions; or

                                            [   ]    (ii) that
                                                     percent of the
                                                     Participant's
                                                     Participant
                                                     Contributions, as
                                                     determined by the
                                                     Employer, in its
                                                     sole discretion,
                                                     for the Plan Year.

                               [ X ]    (c)  N/A (No Qualified Matching
                                        Contributions).

     The Employer shall not match amounts provided above in excess of [$ N/A ], or in excess of [N/A] percent of the Participant's
     Compensation (if there are no limitations or if this provision is not otherwise applicable, insert letters N/A in blank(s)).

     A.3.2  PARTICIPANT CONTRIBUTIONS.

      (A) PERMISSIBILITY. Participant Contributions shall
(check (1), (2) or (3)):

                      [ X ]    (1) Not be permitted under the Plan
                               (NOTE: THIS BLOCK MUST BE CHECKED UNLESS
                               THE PLAN HAS A CODA AS INDICATED BY
                               CHECKING SECTION A.3.4(A)(2)).

                      [   ]    (2) Be permitted (but not required) in
                               the amounts provided by Section 3.2 of
                               the Plan but subject to the limitations
                               of Section 3.8 of the Plan.

                      [   ]    (3)  Be required in order for an Employee to
                               participate in the Plan.  Such Participant
                               Contributions shall be made by payroll
                               deduction and shall equal no less than [ ] percent but shall not exceed [ ] percent
                               (not to exceed 6 percent) of the
                               Participant's Compensation for the Plan
                               Year. The Employee shall enter into an
                               agreement with the Employer providing for Participant Contributions in any amount from [ ] percent to [ ] percent (not to exceed 6 percent) of the Participant's Compensation for the Plan Year. In addition, the Employee may, but is not required to, make voluntary
                               Participant Contributions in the amounts provided for in Section 3.2 of the Plan subject to the limitations of Section 3.8 of the Plan.

               (B) PAYROLL DEDUCTION. Participant Contributions by payroll deduction (check (1), (2) or (3)):

                               [   ]    (1)  Shall not be permitted.

                               [   ]    (2)  Shall be permitted.

                               [ X ]    (3)  Are N/A (No Participant
                                             Contributions).

              A.3.4  ELECTIVE DEFERRAL CONTRIBUTIONS.

               (A) ELECTION. Elective Deferral Contributions shall (check (1) or (2)):

                               [ X ]    (1) Not be permitted under the Plan.

                               [   ]    (2) Be permitted in accordance with
                                        the provisions of Section 3.4 of the
                                        Plan.

     If Section A.3.4(A)(2) is checked, a salary reduction agreement must be completed and filed by the Participant with the Administrative Committee prior to the date the Elective Deferral Contributions are made.

                               (B)  ELECTION CHANGES.  If Section A.3.4(A)(2) is
     checked, the Participant shall be permitted to enter into a new salary reduction agreement (check one):

                               [   ]  (1)  Monthly          [   ] (2)  Quarterly

                               [   ]  (3)  Semi-Annually    [   ] (4)  Annually

                               [   ]  (5)  Other (Specify): [                ]

                               [ X ]  (6)  N/A

A salary reduction agreement shall remain in effect until revoked or changed.

               (C) REVOCATION OF ELECTION. A Participant shall be permitted to revoke his salary reduction agreement (check one):

                               [   ]    (1) Only as permitted under Section
                                         A.3.4(B).

                               [   ]    (2) Upon 15 days' written notice to
                                        the Administrative Committee on the
                                        Appropriate Form.

                               [ X ]    (3)  N/A.

                (D) INCLUSION OF QUALIFIED MATCHING AND QUALIFIED
     NONELECTIVE CONTRIBUTIONS. Qualified Matching Contributions and Qualified Nonelective Contributions may be taken into account as Elective Deferral Contributions for purposes of calculating the "Actual Deferral Percentages." In determining Elective Deferral Contributions for the purpose of the ADP test, the Employer shall include, under the Plan or any other plan of the Employer as provided by Treasury regulations under the Code, (check one):

                               [   ]    (1) Qualified Matching Contributions.

                               [   ]    (2) Qualified Nonelective Contributions.

                               [ X ]    (3) N/A (Elective Deferral
                                        Contributions are not permitted or
                                        Employer does not desire to make this
                                        election or no Qualified Matching or
                                        Qualified Nonelective Contributions are
                                        permitted).

                           (E) QUALIFIED MATCHING CONTRIBUTIONS - AMOUNT. The
amount of Qualified Matching Contributions made under Sections 3.1 of the Plan and A.3.1 of this Adoption Agreement and taken into account as Elective Deferral Contributions for purposes of calculating the "Actual Deferral Percentages," subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be (check one):

                            [   ]    (1)  All such Qualified Matching
                                     Contributions.

                            [   ]    (2) Such Qualified Matching
                                     Contributions that are needed to meet
                                     the "Actual Deferral Percentage" test
                                     stated in Section 3.4(B)(2) of the Plan.

                            [ X ]    (3) N/A (Elective Deferral
                                     Contributions not permitted and/or
                                     Qualified Matching Contributions not
                                     permitted).

              (F) QUALIFIED NONELECTIVE CONTRIBUTIONS - AMOUNT. The amount of Qualified Nonelective Contributions made under Sections 3.1 of the Plan and A.3.1 of this Adoption Agreement and taken into account as Elective Deferral Contributions for purposes of calculating the "Actual Deferral Percentages," subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be (check one):

                               [   ]    (1)  All such Qualified Nonelective
                                        Contributions.


                               [   ]    (2) Such Qualified Nonelective
                                        Contributions that are needed to meet
                                        the Actual Deferral Percentage test
                                        stated in Section 3.4(B)(2) of the Plan.

                               [ X ]    (3) N/A (Elective Deferral
                                        Contributions and/or Qualified
                                        Nonelective Contributions not
                                        permitted).

              A.3.5  MATCHING CONTRIBUTIONS.

              (A) ELECTION. Matching Contributions by the Employer (check (1), (2) or (3)):

                               [   ]    (1) Shall not be permitted under the
                                        Plan.

                               [   ]    (2) Shall be permitted in accordance
                                        with the provisions of Section 3.5 of
                                        the Plan and Section A.3.5(B) of the
                                        Adoption Agreement.

                               [ X ] (3) Are N/A (No Elective Deferral or Participant Contributions).

              If Section A.3.5(A)(2) is checked, the Employer may, in its sole discretion, match, in accordance with Section A.3.5(B), the Elective Deferral Contributions of a Participant made pursuant to Section A.3.4 or Participant Contributions made pursuant to Section A.3.2.

                               (B)  ALLOCATION OF MATCHING CONTRIBUTIONS.

                                        (1) AMOUNT. If Section A.3.5(A)(2) is
                                        checked, Matching Contributions for the
                                        Plan Year shall be allocated to the
                                        Matching Account of each Participant, on whose behalf Elective Deferral Contributions for the Plan Year are being made, in an amount equal to (check one):

                                        [   ]    (a)  [      ] (insert
                                                 percentage) percent of the
                                                 (check applicable block): (i)
                                                 [       ] Elective Deferral
                                                 Contribution; (ii)[      ]

                                                 Participant Contribution made
                                                 on behalf of each Participant
                                                 for such Plan Year; or

                                        [   ](b) that percent of the (check
                                                 applicable block): (i) [ ]
                                                 Elective Deferral
                                                 Contribution; (ii) [ ]
                                                 Participant Contribution made
                                                 on behalf of each Participant
                                                 for such Plan Year as
                                                 determined by the Employer, in
                                                 its sole discretion, for such
                                                 Plan Year.

                                        [ X ]    (c)  N/A (No Matching
                                                  Contributions).

                                        In no event shall such Matching
                                        Contribution exceed the lesser of (aaa)
                                        (insert percentage) [ ] percent of such
                                        Participant's Compensation for such Plan
                                        Year or (bbb) (insert amount, if any, of dollar limitation) [$ ].

                                        (2) ALLOCATION DATE. Shall Matching
                                        Contributions be allocated effective as
                                        of a date or dates other than the last
                                        day of the Plan Year (check one)?

                                        [   ] (a) Yes      [   ] (b) No

                                                           [ X ] (c) N/A


                                         (aaa) If Section A.3.5(B)(2)(a) is
                                         checked, list the date(s) (month and
                                         day) in each Plan Year as of which
                                         Matching Contributions shall be
                                         allocated: [



                                                                        ].

                                         (bbb) If Section A.3.5(B)(2)(a) is
                                         checked, a Participant who is employed
                                         as of a date specified for the
                                         allocation of Matching Contributions
                                         and on whose behalf Elective Deferral
                                         Contributions or Participant
                                         Contributions are being made shall
                                         receive an allocation of Matching
                                         Contributions as of such date
                                         regardless of the number of Hours of
                                         Service credited to the Participant for
                                         purposes of a Year of Service for
                                         Benefit Accrual as of such date,
                                         notwithstanding anything in the Plan to
                                         the contrary.

                               (C)  VESTING.  Matching Contributions shall be
     vested in accordance with the following schedule (check one):

                               [   ]    (1) Nonforfeitable when made.

                               [   ]    (2) The Plan's general vesting
                                        schedule, other than that for Elective
                                        Deferral Contributions.

                               [   ]    (3) [The sponsor may add elections for
                                        one or more of the vesting schedules
                                        that comply with section 411(a)(2) of
                                        the Code: [


                                                                         ].

                               [ X ]    (4)  N/A (No Matching Contributions).

         (D) "AVERAGE CONTRIBUTION PERCENTAGE" COMPUTATIONS.

                  (1) In computing the "Average Contribution Percentage" with respect to Participant Contributions and Matching Contributions, the Employer shall take into account, under this Plan or any other plan of the Employer, as provided by Treasury regulations, and include as "Contribution Percentage Amounts" (check applicable block or blocks):

                  [   ] (a) Elective Deferral Contributions.

                  [   ] (b) Qualified Nonelective Contributions.

                  [ X ] (c) N/A (There are no Participant or Matching Contributions, or Employer does not desire to make this election).

                  (2) The amount of Qualified Nonelective Contributions that are made under Section 3.1 of the Plan and Section A.3.1 and taken into account as "Contribution Percentage Amounts" for purposes of calculating the "Average Contribution Percentage," subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be (check one):

                  [   ] (a) All such Qualified Nonelective Contributions.

                  [   ] (b) Such Qualified Nonelective Contributions that are
                  needed to meet the "Average Contribution Percentage" test stated in Section 3.2 of the Plan.

                  [ X ] (c) N/A (No Participant or Matching Contributions or Employer does not desire to make this election).

                  (3) The amount of Elective Deferral Contributions made under
                  Section 3.4 of the Plan and Section A.3.4 and taken into account as "Contribution Percentage Amounts" for purposes of calculating the "Average Contribution Percentage", subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

                  [   ] (a) All such Elective Deferral Contributions.

                  [   ] (b) Such Elective Deferral Contributions that are needed to meet the "Average Contribution Percentage" test stated in
                  Section 3.2 of the Plan.

                  [ X ] (c) N/A (There are no Elective Deferral Contributions under the Plan or Employer did not make election under Section A.3.5(D)(1)).

                  (4) To the extent forfeitable, forfeitures of "Excess Aggregate Contributions" shall be:

                  [   ] (a) Applied to reduce Employer contributions.

                           [   ] (b) Allocated, after all other forfeitures
                                 under the Plan, to each Participant's
                                 Matching Account in the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year. Such forfeitures shall not be allocated to the account of any Highly Compensated Employee.

                           [ X ] (c) N/A (No Matching Contributions).

         A.3.8 LIMITATIONS ON ALLOCATIONS.

                  (A) GENERAL RULES. If the Employer maintains or ever maintained another qualified plan (other than a paired defined contribution regional prototype plan) in which any Participant in this Plan is (or was) a participant or could become a participant, the Employer must complete this Section A.3.8. The Employer must also complete this Section A.3.8 if it maintains a Welfare Benefit Fund or an individual medical benefit account, as defined in section 415(l)(2) of the Code, under which amounts are treated as "Annual Additions" with respect to any Participant in this Plan. Does the Employer maintain or has the Employer maintained any such plan(s) (check one):

                               [   ] (1)  Yes               [ X ] (2)  No

         If Section A.3.8(A)(1) is checked, complete Section A.3.8(B) and/or
(C).

                  (B) MAINTENANCE OF OTHER DEFINED CONTRIBUTION PLAN. If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a regional prototype plan (check applicable provisions as necessary):

                               [   ] (1) The provisions of Section 3.8(B) of
                                     the Plan shall apply as if the other plan were a regional prototype plan.

                               [ X ] (2) Provide the method under which the
                                     plans will limit the total "Annual
                                     Additions" to the "Maximum Permissible
                                     Amount", and will properly reduce any
                                     "Excess Amounts", in a manner that
                                     precludes Employer discretion: [CERTAIN OF
                                     THE PARTICIPATING EMPLOYERS HAVE MAINTAINED
                                     OTHER QUALIFIED DEFINED CONTRIBUTION PLANS.
                                     ALL SUCH PLANS WERE MERGED INTO THIS PLAN
                                     EFFECTIVE DECEMBER 1, 1987. TO THE EXTENT
                                     REQUIRED, ALL ADJUSTMENTS SHALL BE MADE
                                     UNDER THIS PLAN.].

                               [   ] (3) N/A (No other qualified Defined
                                     Contribution Plan (other than a regional prototype plan), Defined Benefit Plan, Welfare Benefit Fund or individual medical benefit account maintained).

                  (C) MAINTENANCE OF A DEFINED BENEFIT PLAN. If a Participant is or has ever been a participant in a Defined Benefit Plan maintained by the Employer, check either (1) or (2) and complete as necessary:

                               [   ] (1) The limitations set forth in
                                     Section 3.8(C)(2) through (4) of the
                                     Plan shall apply.

                               [   ] (2) Provide the method under which the Plan
                                     will satisfy the 1.0 limitation of section
                                     415(e) of the Code (such language must
                                     preclude employer discretion; see Treas.
                                     Reg. Section 1.415-1 for guidance) in the following blanks: [

                                                                       ].

                      IF ADDITIONAL SPACE IS REQUIRED THE EMPLOYER IS TO INSERT APPLICABLE LIMITATIONS IN AN ATTACHMENT TO THIS ADOPTION AGREEMENT. SUCH ATTACHMENT SHALL BE ADDED TO, AND MADE A PART OF, THIS ADOPTION AGREEMENT.

              A.3.9  ROLLOVERS.

                           (A) PARTICIPANT ROLLOVERS. May Participants be
permitted to make Rollover Contributions to the Plan (check one)?

                               [ X ]  (1)  Yes                [  ] (2)  No
                                ---                            --

                           (B) NON-PARTICIPANT ROLLOVERS. May Employees other
than Participants be permitted to make Rollover Contributions to the Plan (check one)?

                               [   ]  (1)  Yes                [ X ]  (2)   No
                                ---                            ---

              A.3.10  TRANSFERS.

                           (A) PARTICIPANT DIRECT TRANSFERS. May Participants be
permitted to have direct transfers made on their behalf to the Plan (check one)?

                               [ X ]  (1)  Yes                [  ]  (2)   No
                                ---                            --

                           (B) NON-PARTICIPANT DIRECT TRANSFERS. May Employees
other than Participants be permitted to have direct transfers made on their behalf to the Plan (check one)?

                               [   ]  (1)  Yes                [ X ]  (2)   No
                                ---                            ---

                           (C) TRANSFERS OF ACCOUNTS. Are assets being
transferred to this Plan from a qualified plan covering Key Employees in a Top-Heavy Plan or five-percent owners (within the meaning of section 416(i)(1) of the Code) (check one)?

                               [   ]    (1)  Yes          [ X ]  (2)   No
                                ---                        ---

     If such assets are transferred, the restrictions of Section 3.10(B) of the Plan apply.

              A.3.11  TOP-HEAVY PROVISIONS.

                 (A) APPLICATION OF PROVISIONS AND ADJUSTMENTS.

                                        (1)  APPLICATION.  Is the Plan a Top-
                                        Heavy Plan on the Effective Date (check
                                        one):

                                        [   ]    (a) Yes         [ X ]  (b) No
                                         ---                      ---

                                        [   ]    (c) Uncertain (Note that if
                                         ---     this box is checked and the
                                                 Plan is a Top-Heavy Plan, the
                                                 Top-Heavy Plan provisions as
                                                 set forth herein shall apply)

                                        (2) ADJUSTMENTS. If the Employer
                                        maintains more than one plan in a
                                        Permissive or Required Aggregation
                                        Group, set forth here any adjustments to be made for Employer contributions or benefits attributable to Employer contributions under such other plan(s) in determining the amount of contributions to be made under the Top-Heavy provisions of this Plan (if not applicable, insert letters N/A)): [
                                           N/A


                                                                          ]

                           (B) VESTING. The nonforfeitable interest of each
Employee in his account balance attributable to Employer contributions shall be determined on the basis of the following (check either (1) or (2) and fill in blank(s):

                               [   ]    (1)      100% vesting after [      ]
                                                 (not to exceed 3) Years of
                                                 Service for Vesting;

                               [ X ]    (2)      [  10 ]% (no minimum) vesting
                                                 after 1 Year of Service for
                                                 Vesting;

                                                 [ 25 ]% (not less than 20)
                                                 vesting after 2 Years of
                                                 Service for Vesting;

                                                 [ 50 ]% (not less than 40)
                                                 vesting after 3 Years of
                                                 Service for Vesting;

                                                 [ 75 ]% (not less than 60)
                                                 vesting after 4 Years of
                                                 Service for Vesting;

                                                 [ 100 ]% (not less than 80)
                                                 vesting after 5 Years of
                                                 Service for Vesting;

                                                 100% vesting after 6 Years of
                                                 Service for Vesting.

         If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's top-heavy status, such shift is an amendment to the vesting schedule and the election in
         Section 15.2(G) of the Plan applies.

                  A.5.1 ALLOCATIONS. If Section A.3.1(A)(1)(a) is checked, complete the following:

                               (A)  ALLOCATION OF EMPLOYER CONTRIBUTIONS.

                                        (1) METHOD. Shall Employer Contributions
                                        (if any) to the Employer Accounts of
                                        Participants be integrated with Social
                                        Security contributions, subject to the
                                        overall permitted disparity limits set
                                        forth below (check (a) if integrated,
                                        (b) if not integrated)?

                                        [   ]    (a)  Yes

                                        The annual Employer Contribution shall
                                        not exceed the limitations set forth in
                                        Section A.5.1(A)(2). In any Plan Year in which there are Employer Contributions, such Employer Contributions shall, subject to the Top-Heavy Plan provisions, be allocated to each Participant's Employer Account as follows:

                                                     (i) ALLOCATION OF EMPLOYER
                                                     CONTRIBUTIONS FOR PLAN
                                                     YEARS IN WHICH PLAN IS A
                                                     TOP-HEAVY PLAN. If the Plan
                                                     is a Top-Heavy Plan for the
                                                     Plan Year, the Employer
                                                     Contribution for such Plan
                                                     Year shall be allocated to
                                                     each Participant's Employer
                                                     Account as follows:

                                                 (aa) "BASE CONTRIBUTION
                                                 PERCENTAGE". First, (check
                                                 either (aaa) or (bbb))(percent
                                                 in either (aaa) or (bbb) must
                                                 not be less than the "Minimum
                                                 Top-Heavy Rate"):

                                                 [ ] (aaa) [ ] (insert percent),
                                                 or

                                                 [ ] (bbb) that percent
                                                 determined by the Employer for
                                                 the Plan Year

                                                 of the Participant's "Base
                                                 Compensation" for such Plan
                                                 Year shall be allocated to the
                                                 Employer Account of such
                                                 Participant;

                                                 (bb) "EXCESS CONTRIBUTION
                                                 PERCENTAGE". Second, (check
                                                 either (aaa) or (bbb))(percent
                                                 in either (aaa) or (bbb) must
                                                 not be less than the "Minimum
                                                 Top-Heavy Rate" and must not
                                                 exceed the "Maximum Excess
                                                 Allowance"):

                                                 [ ] (aaa)[ ] (insert percent)
                                                 percent, or

                                                 [ ] (bbb) that percent
                                                 determined by the Employer for
                                                 the Plan Year

                                                 of the Participant's Excess
                                                 Compensation for such Plan Year
                                                 shall be allocated to the
                                                 Employer Account of such
                                                 Participant (for purposes of
                                                 this allocation, forfeitures
                                                 allocated to a Participant in
                                                 the Plan Year shall be treated
                                                 as Employer Contributions);
                                                 however, in the case of any
                                                 Participant who has exceeded
                                                 the cumulative permitted
                                                 disparity limit described
                                                 below, the Employer shall
                                                 contribute for such Participant
                                                 an amount equal to the "Excess
                                                 Contribution Percentage"
                                                 multiplied by the Participant's
                                                 total Compensation for the Plan
                                                 Year; and

                                                 (cc) "ADDITIONAL CONTRIBUTION
                                                 PERCENTAGE". Lastly, any excess
                                                 over (aa) and (bb) shall be
                                                 allocated to each Participant's
                                                 Employer Account in the same
                                                 ratio as his Compensation for
                                                 such Plan Year bears to the
                                                 Compensation of all
                                                 Participants for such Plan
                                                 Year.

                                              (ii) ALLOCATION OF EMPLOYER
                                              CONTRIBUTIONS FOR PLAN YEARS IN
                                              WHICH PLAN IS NOT A TOP-HEAVY
                                              PLAN. The Employer Contribution
                                              for the Plan Year, if the Plan
                                              is not a Top-Heavy Plan for
                                              the Plan Year, shall be
                                              allocated as follows:

                                                 (aa) "BASE CONTRIBUTION
                                                 PERCENTAGE". First, (check
                                                 either (aaa) or (bbb)):

                                                 [ ] (aaa)[ ] (insert percent)
                                                 percent, or

                                                 [ ] (bbb) that percent
                                                 determined by the Employer for
                                                 the Plan Year

                                                 of the Participant's "Base
                                                 Compensation" for such Plan
                                                 Year shall be allocated to the
                                                 Employer Account of such
                                                 Participant;

                                                 (bb) "EXCESS CONTRIBUTION
                                                 PERCENTAGE". Second, (check
                                                 either (aaa) or (bbb))(percent
                                                 in either (aaa) or (bbb) must
                                                 not exceed the "Maximum Excess
                                                 Allowance"):

                                                 [ ] (aaa)[ ] (insert percent)
                                                 percent, or

                                                 [ ] (bbb) that percent
                                                 determined by the Employer for
                                                 the Plan Year

                                                 of the Participant's Excess
                                                 Compensation for such Plan Year
                                                 shall be allocated to the
                                                 Employer Account of such
                                                 Participant (for purposes of
                                                 this allocation, forfeitures
                                                 allocated to a Participant in
                                                 the Plan Year shall be treated
                                                 as Employer Contributions);
                                                 however, in the case of any
                                                 Participant who has exceeded
                                                 the cumulative permitted
                                                 disparity limit described
                                                 below, the Employer shall
                                                 contribute for such Participant
                                                 an amount equal to the "Excess
                                                 Contribution Percentage"
                                                 multiplied by the Participant's
                                                 total Compensation for the Plan
                                                 Year; and

                                                 (cc) "ADDITIONAL CONTRIBUTION
                                                 PERCENTAGE". Lastly, any excess
                                                 over (aa) and (bb) shall be
                                                 allocated to each Participant's
                                                 Employer Account in the same
                                                 ratio as his Compensation for
                                                 such Plan Year bears to the
                                                 Compensation of all
                                                 Participants for such Plan
                                                 Year.

                           With respect to any Employee who is a Participant in the Plan for only a portion of the Plan Year for which the Employer Contribution is made, the allocation to such Employee of the Employer Contribution (other than the Top-Heavy portion, if the Plan is a Top-Heavy Plan), shall be (check one):

                                    [   ]   (AA) Based only upon the amount
                                             of "Base Compensation", Excess
                                             Compensation and/or Compensation
                                             earned by such Employee and all
                                             other Employees during the portion
                                             of the Plan Year in which they are
                                             or were Plan Participants.

                                    [   ]   (BB) Based upon the amount of
                                             "Base Compensation", Excess
                                             Compensation and/or Compensation
                                             earned by such Employee and all
                                             other Employees during the entire
                                             Plan Year.

     NOTE THAT THIS PLAN MAY NOT PROVIDE FOR PERMITTED DISPARITY IF THE EMPLOYER MAINTAINS ANY OTHER PLAN THAT PROVIDES FOR PERMITTED DISPARITY AND BENEFITS ANY OF THE SAME PARTICIPANTS.

                                        [ X ]    (b)  No

                           The annual Employer Contributions (if any) shall be determined by the Employer for each Plan Year but shall not exceed the limitations of Section A.5.1(A)(2). In any Plan Year in which there are Employer Contributions, such Employer Contributions shall, subject to the Top-Heavy Plan provisions, be allocated to such Participant's Employer Account as follows:

                                                     (i) ALLOCATION OF EMPLOYER
                                                     CONTRIBUTIONS FOR PLAN
                                                     YEARS IN WHICH PLAN IS A
                                                     TOP-HEAVY PLAN. If the Plan
                                                     is a Top-Heavy Plan for the
                                                     Plan Year, the Employer
                                                     Contribution for such Plan
                                                     Year shall be first
                                                     allocated to each
                                                     Participant's Employer
                                                     Account in the same ratio
                                                     as his Compensation for
                                                     such Plan Year bears to the
                                                     Compensation of all
                                                     Participants for such Plan
                                                     Year, in an amount which is
                                                     not less than the "Minimum
                                                     Top-Heavy Rate". The
                                                     balance of the Employer
                                                     Contribution for such Plan
                                                     Year shall be allocated to
                                                     each Participant's Employer
                                                     Account as follows (check
                                                     one):

                                                          [   ]   (aa) In the
                                                                  same ratio as
                                                                  his
                                                                  Compensation
                                                                  for such Plan
                                                                  Year bears to
                                                                  the
                                                                  Compensation
                                                                  of all
                                                                  Participants
                                                                  for such Plan
                                                                  Year.

                                                          [ X ]   (bb) In
                                                                  the same ratio
                                                                  as his
                                                                  Compensation
                                                                  for the
                                                                  portion of the
                                                                  Plan Year in
                                                                  which he was a
                                                                  Participant
                                                                  bears to the
                                                                  Compensation
                                                                  of all
                                                                  Participants
                                                                  for the
                                                                  portion of the
                                                                  Plan Year in
                                                                  which they
                                                                  were
                                                                  Participants.

                                                     (ii) ALLOCATION OF EMPLOYER
                                                     CONTRIBUTIONS FOR PLAN
                                                     YEARS IN WHICH PLAN IS NOT
                                                     A TOP-HEAVY PLAN. The
                                                     Employer Contribution for
                                                     the Plan Year, if the Plan
                                                     is not a Top-Heavy Plan
                                                     for the Plan Year, shall be
                                                     allocated to each
                                                     Participant's Employer
                                                     Account as follows (check
                                                     one):

                                                          [   ]   (aa) In the
                                                                  same ratio as
                                                                  his
                                                                  Compensation
                                                                  for such Plan
                                                                  Year bears to
                                                                  the
                                                                  Compensation
                                                                  of all
                                                                  Participants
                                                                  for such Plan
                                                                  Year.

                                                          [ X ]   (bb) In
                                                                  the same ratio
                                                                  as his
                                                                  Compensation
                                                                  for the
                                                                  portion of the
                                                                  Plan Year in
                                                                  which he was a
                                                                  Participant
                                                                  bears to the
                                                                  Compensation
                                                                  of all
                                                                  Participants
                                                                  for the
                                                                  portion of the
                                                                  Plan Year in
                                                                  which they
                                                                  were
                                                                  Participants.

                                        [   ]    (c)  N/A (Section A.3.1(A)(1)
                                                 (b) checked)

                                    (2) LIMITATIONS ON EMPLOYER CONTRIBUTIONS.
                                    The following limitations on Employer
                                    Contributions apply:

                                                 (a) DEDUCTION LIMITATIONS. The
                                                 annual Employer, Matching, and
                                                 Elective Deferral Contributions
                                                 and any other Employer
                                                 contribution shall, in the
                                                 aggregate, not exceed the
                                                 greater of:

                                                     (i) the Employer's "Primary
                                                     Limitation" (as defined
                                                     below) for the Taxable Year
                                                     which ends with or within
                                                     the Plan Year for which the
                                                     Employer, Matching, and/or
                                                     Elective Deferral
                                                     Contribution and/or other
                                                     Employer contribution is
                                                     being made: or

                                                     (ii) the Employer's
                                                     "Secondary Limitation" (as
                                                     defined below) for the
                                                     Taxable Year which ends
                                                     with or within the Plan
                                                     Year for which the
                                                     Employer, Matching, and/or
                                                     Elective Deferral
                                                     Contribution and/or other
                                                     Employer contribution is
                                                     being made.

                                    (b) CODE SECTION 415 LIMITATION. The
                                    allocation of the Employer contributions for the Plan Year shall be further limited by
                                    Section 3.8 of the Plan (Limitations on
                                    Allocations).

                                    (c) OVERALL PERMITTED DISPARITY LIMITS.

                                                     (i) ANNUAL OVERALL
                                                     PERMITTED DISPARITY LIMIT.
                                                     Notwithstanding the
                                                     preceding paragraphs, for
                                                     any Plan Year this Plan
                                                     "Benefits" any Participant
                                                     who "Benefits" under
                                                     another qualified plan or
                                                     simplified employee
                                                     pension, as defined in
                                                     section 408(k) of the Code,
                                                     maintained by the Employer
                                                     that provides for permitted
                                                     disparity (or imputes
                                                     disparity), Employer
                                                     contributions and
                                                     forfeitures shall be
                                                     allocated to the account of
                                                     every Participant otherwise
                                                     eligible to receive an
                                                     allocation in the ratio
                                                     that such Participant's
                                                     total Compensation bears to
                                                     the total Compensation of
                                                     all Participants.

                                                     (ii) CUMULATIVE PERMITTED
                                                     DISPARITY LIMIT. Effective
                                                     for Plan Years beginning on
                                                     or after January 1, 1995,
                                                     the cumulative permitted
                                                     disparity limit for a
                                                     Participant is 35 total
                                                     cumulative permitted
                                                     disparity years. Total
                                                     cumulative permitted years
                                                     means the number of years
                                                     credited to the Participant
                                                     for allocation or accrual
                                                     purposes under this Plan,
                                                     any other qualified plan or
                                                     simplified employee pension
                                                     plan (whether or not
                                                     terminated) ever maintained
                                                     by the Employer. For
                                                     purposes of determining the
                                                     Participant's cumulative
                                                     permitted disparity limit,
                                                     all years ending in the
                                                     same calendar year are
                                                     treated as the same year.
                                                     If the Participant has not
                                                     "Benefitted" under a
                                                     defined benefit or target
                                                     benefit plan for
                                                     any year beginning on or
                                                     after January 1, 1994, the
                                                     Participant has no
                                                     cumulative disparity limit.

                                    (3) DEFINITIONS. For purposes of this
                                    Section A.5.1(A), the following definitions apply:

                                                 (a) "BASE CONTRIBUTION
                                                 PERCENTAGE" means, for any Plan
                                                 Year, the percentage of
                                                 Compensation contributed under
                                                 the Plan with respect to that
                                                 portion of each Participant's
                                                 Compensation up to the
                                                 "Integration Level" (i.e., with
                                                 respect to such Participant's
                                                 "Base Compensation") specified
                                                 in the Plan for such Plan Year.

                                                 (b) "BASE COMPENSATION" means,
                                                 for any Plan Year, Compensation
                                                 up to the "Integration Level"
                                                 for such Plan Year.

                                                 (c) "BENEFIT" OR" BENEFITING"
                                                 means, with respect to a
                                                 Participant, that such
                                                 Participant is treated as
                                                 benefiting under the Plan for
                                                 any Plan Year during which the
                                                 Participant received or is
                                                 deemed to receive an allocation
                                                 in accordance with Treas. Reg.
                                                 Section 1.410(b)-3(a).

                                                 (d) "EXCESS CONTRIBUTION
                                                 PERCENTAGE" means, for any Plan
                                                 Year, the percentage of
                                                 Compensation which is
                                                 contributed under the Plan with
                                                 respect to that portion of each
                                                 Participant's Compensation in
                                                 excess of the "Integration
                                                 Level" (i.e., with respect to
                                                 such Participant's Excess
                                                 Compensation) specified in the
                                                 Plan for such Plan Year.

                                                 (e) "INTEGRATION LEVEL" means
                                                 the amount of Compensation
                                                 specified in the Plan at or
                                                 below which the rate of
                                                 contributions (expressed as a
                                                 percentage of such
                                                 Compensation) provided under
                                                 the Plan is less than the rate
                                                 of contributions (expressed as
                                                 a percentage of Compensation)
                                                 provided under the Plan with
                                                 respect to Compensation above
                                                 such level. The "Integration
                                                 Level" for any Plan Year may in
                                                 no event exceed the Taxable
                                                 Wage Base as in effect on the
                                                 first day of such Plan Year.

                                                 (f) "MAXIMUM EXCESS ALLOWANCE"
                                                 means, for any Plan Year
                                                 beginning before January 1,
                                                 1989, the "Base Contribution
                                                 Percentage" plus 5.7% and for
                                                 any Plan Year beginning after
                                                 December 31, 1988, the
                                                 percentage determined under
                                                 either (i) or (ii):

                                                     (i) If the "Integration
                                                     Level" for such Plan Year
                                                     is equal to the Taxable
                                                     Wage Base, in effect on the
                                                     first day of such Plan
                                                     Year, or if the
                                                     "Integration Level" is a
                                                     uniform dollar amount for
                                                     all Participants which is
                                                     no greater than the greater
                                                     of $10,000 or 1/5 of the
                                                     Taxable Wage Base in effect
                                                     on the first day of such
                                                     Plan Year, then the
                                                     "Maximum Excess

                                    Allowance" for such Plan Year is the lesser of:

                                                 (aa) The "Base Contribution
                                                 Percentage", or

                                                 (bb) The greater of (AA) 5.7%
                                                 or (BB) the percentage equal to
                                                 the rate of tax under section
                                                 3111(a) of the Code (in effect
                                                 on the first day of the Plan
                                                 Year) which is attributable to
                                                 the old age insurance portion
                                                 of the Old Age, Survivors and
                                                 Disability Insurance provisions
                                                 of the Social Security Act.

                                    (ii) If the "Integration Level" for such
                                    Plan Year is greater than the greater of $10,000 or 1/5 of the Taxable Wage Base in effect on the first day of such Plan Year but less than the Taxable Wage Base in effect on the first day of such Plan Year then the "Maximum Excess Allowance" shall be determined as follows:


                  -----------------------------------------------------------
                  |IF THE "INTEGRATION LEVEL"        | THE "MAXIMUM EXCESS  |
                   ----------------------------------
                  |IS MORE THAN   BUT NOT MORE THAN  |     ALLOWANCE" IS    |
                   ---------------------------------- ----------------------
                  |                                  |                      |
                  |(1)  X*        80% OF TAXABLE     |                      |
                  |               WAGE BASE          |      4.3%            |
                  |                                  |                      |
                  |(2)  80% OF      Y**              |                      |
                  |     TAXABLE                      |                      |
                  |     WAGE BASE                    |      5.4%            |
                  |                                  |                      |
                  -----------------------------------------------------------

                                    * x=The greater of $10,000 or 1/5 of Taxable
                                        Wage Base

                                    **y=Any amount more than 80% of Taxable Wage
                                        Base but less than 100% of Taxable Wage
                                        Base.

                                    (g) "MINIMUM TOP-HEAVY RATE" means a rate of at least three percent (unless the total Employer contribution to the Plan is less than three percent), or, in certain cases where a Defined Benefit Plan is maintained, five percent or seven and one-half percent (whichever is applicable) of each Participant's Compensation for such Plan Year; if the Plan is integrated with Social Security, the "Base Contribution Percentage" plus the "Excess Contribution Percentage" plus the "Additional Contribution Percentage" (if any) must be no less than the "Minimum Top-Heavy Rate" as set forth in the preceding clause.

                                    (h) "PRIMARY LIMITATION" means 15 percent of the Compensation otherwise paid or accrued by the Employer during such Taxable Year to, or for, the Participants in the Plan.

                                    (i) "SECONDARY LIMITATION" means the lesser of:

                                                 (i) 25 percent of the
                                                 Participants' Compensation for
                                                 the Taxable Year which ends
                                                 with or within the Plan Year
                                                 for which the Employer,
                                                 Matching, and/or Elective
                                                 Deferral Contribution or other
                                                 Employer contribution is being
                                                 made, or

                                                 (ii) Any excess of (aa) the
                                                 aggregate of the "Primary
                                                 Limitations" for all Taxable
                                                 Years beginning before January
                                                 1, 1987, over (bb) the
                                                 aggregate of the deductions
                                                 allowed or allowable (for
                                                 Employer, Matching, and
                                                 Elective Deferral Contributions
                                                 or other Employer contributions
                                                 paid or deemed paid to the
                                                 Plan) under section
                                                 404(a)(3)(A) of the Code for
                                                 all Taxable Years beginning
                                                 before January 1, 1987, which
                                                 excess is available as a
                                                 carryforward to the current
                                                 Taxable Year from such prior
                                                 Taxable Year(s) under said
                                                 section 404(a)(3)(A).

                           (B) OTHER ALLOCATIONS. Other contributions shall be
allocated in accordance with the Plan document.

              A.5.4 ALLOCATION OF INCREASES AND DECREASES. Allocation of increases or decreases in the fair market value of assets described in Section
5.4 of the Plan shall be made on the basis of the amounts in the Accounts under the Plan (as adjusted under Section 5.4 of the Plan) as determined on (check either (A) or (B)):

                      [ X ] (A) First day of the period in which the
                            Valuation Date occurs (except that the last day of the period shall be used for the initial allocation).

                      [   ] (B) Last day of the period in which the Valuation
                            Date occurs.

              A.5.5  ALLOCATION OF FORFEITURES.

              (A) Shall forfeitures be allocated in accordance with
     Section 5.5 of the Plan (check one)?

                               [ X ]  (1)  Yes                [   ]  (2)   No

                               [   ]  (3)  N/A (No forfeitures)

     If Section A.5.5(A)(1) is checked, such allocation shall be effected as of the last day of the (check one): [ ] (a) month [ ] (b) quarter [ X ] (c) Plan Year in which the forfeiture occurs under Section 7.6(c) of the Plan, in proportion to the Employer and/or Matching Contributions (as applicable) allocated to the remaining Participants for the period for which the allocation is effected.

                           (B) If Section A.5.5(A)(2) is checked, forfeitures
shall be allocated as follows (check applicable block):

                               [   ]  (1) Matching Account forfeitures shall
                                       be used to reduce Matching Contributions for the Plan Year in which such forfeitures occur but otherwise the provisions of Section 5.5 of the Plan shall apply.

                               [   ]    (2) All Matching and Employer Account
                                        forfeitures shall be used to reduce
                                        Matching and Employer Contributions for
                                        the Plan Year in which such forfeitures
                                        occur.

                               [ X ]    (3) N/A (Forfeitures shall be
                                        allocated under Section 5.5 of Plan or
                                        no forfeitures).

              A.6.1  INVESTMENT OF ACCOUNTS.

                               (A)  INVESTMENT POWER. Investment of Trust assets
     shall be directed as follows (check (1), (2) or (3)):

                               [ X ] (1) Subject to the terms of the Plan,
                                     the Trustee shall, subject to any
                                     limitations indicated below, have the sole power and authority to direct investment of Trust assets.

                               [   ] (2) Subject to the terms of the Plan,
                                     the Investment Manager shall, subject to any limitations indicated below, have the sole power and authority to direct investment of Trust assets held in (check applicable block(s)):

                      [   ]  Employer Accounts       [   ]  Matching Accounts

                      [   ]  Participant Accounts    [   ] Elective Deferral
                                                          Accounts

                      [   ]  QVEC Accounts           [   ]  Rollover Accounts

                      [   ]  Transfer Accounts       [   ]  Other Accounts

                      Subject to the terms of the Plan, the Trustee shall have the sole power and authority to direct investment of Trust assets not committed to the direction of the Investment Manager.

                               [   ] (3) Subject to the terms of the Plan,
                                     each Plan Participant or Beneficiary
                                     shall, subject to any limitations
                                     indicated below, have the sole power and authority to direct investment of the Trust assets held in (check applicable block(s)):

                      [   ] Employer Accounts        [   ]  Matching Accounts

                      [   ] Participant Accounts     [   ]  Elective Deferral
                                                            Accounts

                      [   ]  QVEC Accounts           [   ]  Rollover Accounts

                      [   ]  Transfer Accounts       [   ]  Other Accounts

                      The investments which the Participant or Beneficiary may select are any one or more of the following (specify investment selections available): [

                                                                     ]

                      Investment instructions shall be given by the Participant or Beneficiary on the Appropriate Form to the Administrative Committee not later than (fill in blank) [ ] days before the Valuation Date preceding the effective date of the investment direction. The Administrative Committee shall deliver such instructions to the Trustee. Such investment instructions shall be effected by the Trustee not later than (fill in blank) [ ] days following the Valuation Date coincident with or next following the date on which the investment instructions are delivered to the Administrative Committee.

                      Subject to the terms of the Plan, the Trustee shall have the sole power and authority to direct investment of Trust assets not committed to the direction of the Participant or Beneficiary.

                (B) LIMITATIONS. List any limitations on types of investments and transitional investment rules (if none, write "none"): [
                                NONE


                                                                          ]

                           (C) QUALIFYING EMPLOYER SECURITIES. May Plan assets be invested in Qualifying Employer Securities (check one)?

                  [ X ]  (1)  Yes                [   ]  (2)   No

     In no event may Employer, Participant, Elective Deferral, Matching, Rollover or Qualified Voluntary Employee Contributions or other Employer contributions or direct transfers or Employer, Participant, Elective Deferral, Matching, Rollover, Transfer or QVEC Accounts or other accounts be invested in Qualifying Employer Securities unless such investment is in compliance with applicable Federal and state securities laws (including any necessary filings under such Federal and state securities laws) and the requirements of the Plan.

     If such investment is in compliance with such laws (including any required filings) and Plan requirements, the prohibition on investment of Plan assets in Qualifying Employer Securities does not apply and up to [ 100 ] (insert percentage; if not applicable, insert letters N/A in blank) percent of Plan assets may be so invested.

     If any such required filings have not been made, only Employer Contributions and Employer Accounts not subject to Participant or Beneficiary directed investment may be invested in Qualifying Employer Securities. In such case, indicate the percentage of Employer Contributions and Employer Accounts which may be invested in Qualifying Employer Securities in the following blank: [ 100 ] percent (insert percentage; if not applicable, insert letters N/A in blank).

              A.7.6  SEPARATION FROM SERVICE.

                           (A) DISTRIBUTION OF ACCRUED BENEFITS UPON SEPARATION FROM SERVICE.

                                        (1) NORMAL RULES. Upon separation of a
                                        Participant from the service of his
                                        Employer under Section 7.6(A) of the
                                        Plan, distribution of such Participant's
                                        Vested Accrued Benefit shall be made
                                        (check only one block (i.e., (a), (b) or (c)):

                                        [   ] (a) Upon the request of the
                                              Participant in writing on the
                                              Appropriate Form, within 60 days
                                              following the last day of the Plan
                                              Year in which such Participant
                                              incurs five consecutive One-Year
                                              Breaks In Service but if

                                              distribution is not so requested
                                              by the Participant, distribution
                                              shall be made on the date the

                                              Participant would have attained
                                              his Normal Retirement Age had he
                                              remained in the employ of the
                                              Employer;

                                        [ X ] (b) Upon the request of the
                                              Participant in writing on the
                                              Appropriate Form, at any time
                                                 following the first Valuation
                                                 Date coincident with or next
                                                 following the date such
                                                 Participant separates from the
                                                 service of the Employer;
                                                 however, if distribution is not
                                                 so requested by the Participant
                                                 earlier, distribution shall be
                                                 made no later than 60 days
                                                 following the date the
                                                 Participant would have attained
                                                 his Normal Retirement Age had
                                                 he remained in the employ of
                                                 the Employer; or

                                        [   ]    (c) Within 60 days following
                                                 the date the Participant would
                                                 have attained his Normal
                                                 Retirement Age had he remained
                                                 in the employ of the Employer.

              Notwithstanding any other provision in the Plan or Adoption Agreement, if the Plan provides for distribution on an Early Retirement Date and if a separated Participant met the service but not the age requirement for such Early Retirement Date on the date of his separation from the service of his Employer, upon meeting such age requirement after separation, such Participant, if he so requests in writing on the Appropriate Form, shall commence receiving his deferred Vested Accrued Benefit no later than the date which would have been his Early Retirement Date had he continued in the service of the Employer. If no such request is made, distribution shall be made in accordance with Section A.7.6(A)(1)(a), (b) or (c), as elected by the Employer in this Adoption Agreement. All requests for payment under this Section A.7.6(A) shall be made within the 90-day period preceding the date payment is to commence.

                                        (2) EXCEPTION. If a Participant
                                        separates from the service of the
                                        Employer and the value of the
                                        Participant's Vested Accrued Benefit
                                        does not exceed and at the time of any
                                        prior distribution did not exceed
                                        $3,500, the Participant shall
                                        automatically, whether or not he
                                        requests distribution, receive, in one
                                        lump sum, a distribution of his entire
                                        Vested Accrued Benefit (and if the
                                        Vested Accrued Benefit is $-0-, he shall be deemed to have received such Vested Accrued Benefit) within 60 days following the first Valuation Date coincident with or next following the date such Participant separates from the service of the Employer.

              This provision shall only apply if this block is checked [ X ].

              If the above block is not checked or if the value of the Participant's Vested Accrued Benefit exceeds or at the time of a prior distribution exceeded $3,500, the election made under Section A.7.6(A)(1) shall apply to the distribution of the Participant's Vested Accrued Benefit under the Plan.

                               (B) VESTING UPON SEPARATION FROM SERVICE.

                                        (1) Except as otherwise provided in the
                                        Plan and in Sections A.3.5 and A.3.11,
                                        the interest of each Participant in his
                                        Employer Account and Matching Account
                                        shall vest as follows (check one and
                                        complete applicable blanks):

                                        [   ]    (a) 100 percent vesting
                                                 immediately. (This alternative
                                                 must be chosen if a period of
                                                 more than one year has been
                                                 designated in Section
                                                 A.2.2(B)(1)(a)(i)).

                                [   ]    (b) [ ] percent for each Year
                                         of Service for Vesting (not
                                         less than 20 percent for each
                                         Year of Service for Vesting,
                                         but not more than 100 percent).
                                 [   ]    (c)  Nothing for the first five
                                         Years of Service for Vesting
                                         and 100 percent thereafter.
                                 [   ]    (d) Nothing for the first [ ]
                                         Years of Service for Vesting,
                                         then [ ] percent for each Year
                                         of Service for Vesting
                                         thereafter, but not more than
                                         100 percent. (Full vesting must
                                         occur after five Years of
                                         Service for Vesting).
                                 [   ]    (e) In accordance with the
                                          following table


                            IF YEARS OF SERVICE
                                FOR VESTING                    THEN THE VESTED
                              EQUAL OR EXCEED        -          PERCENTAGE IS
                              ---------------        -          -------------

                                   3..................................20
                                   4..................................40
                                   5..................................60
                                   6..................................80
                                   7 or more.........................100

                                 [ X ]    (f) [Other. (This
                                         alternative, if chosen, must
                                         provide a percentage of vesting
                                         which is not less than the
                                         percentage that would be
                                         provided under options (c) or
                                         (e) used consistently) -
                                         Specify:


                            [IF YEARS OF SERVICE
                                 FOR VESTING                   THEN THE VESTED
                            EQUAL OR EXCEED          -          PERCENTAGE IS
                              ---------------        -          -------------

                                 1..................................10
                                 2..................................25
                                 3..................................50
                                 4..................................75
                                 5 OR MORE.........................100

                                 (2) For purposes of Section A.7.6(B)(1)
                                above and for purposes of Section A.3.5
                                and Section 3.11(B) of the Plan, Years
                                of Service for Vesting attributable to
                                the following shall be disregarded
                                (check applicable blocks):
                                 [   ]    (a) Service prior to the
                                         attainment of age 18, exclusive
                                         of the year within which the
                                         Employee attained age 18.
                                 [   ]    (b) Service during any period
                                         for which the Employer did not
                                         maintain this Plan or a
                                         predecessor trust or plan.
                                 [   ]    (c) Service before January 1,
                                         1971, unless the Employee has
                                         had at least three years of
                                         credited service after December
                                         31, 1970, determined without
                                         application of paragraphs (a),
                                         (b), (d) and (e) hereof if
                                         selected by the Employer.

                                      [ X ] (d) If an Employee is
                                             reemployed by the Employer
                                             following a One-Year Break In
                                             Service, service before such
                                             One-Year Break In Service, if the
                                             Employee has not completed a Year
                                             of Service for Vesting after such
                                             One-Year Break In Service, for the
                                             purpose of determining the vested
                                             percentage in his Employer-derived
                                             Accrued Benefit which accrues after
                                             such One-Year Break In Service.

                                    [ X ]    (e) If an Employee is
                                             reemployed by the Employer
                                             following five consecutive One-Year
                                             Breaks In Service (check only (i)
                                             or (ii) whichever is to apply):

                                             [   ]  (i) Service after such
                                                    five consecutive One-Year
                                                    Breaks In Service, for the
                                                    purpose of determining the
                                                    vested percentage in his
                                                    Employer-derived Accrued
                                                    Benefit which accrued before
                                                    such five consecutive
                                                    One-Year Breaks In Service
                                                    but both pre-Break and post-
                                                    Break service will count for
                                                    purposes of determining the
                                                    vested percentage in his
                                                    Employer-derived Accrued
                                                    Benefit which accrued after
                                                    such Break.

                                             [ X ]  (ii) Service after such
                                                    five consecutive One-Year
                                                    Breaks In Service, for the
                                                    purpose of determining the
                                                    vested percentage in his
                                                    Employer-derived Accrued
                                                    Benefit which accrued before
                                                    such five consecutive
                                                    One-Year Breaks In Service
                                                    and, if the Employee had no
                                                    vested interest in his
                                                    Employer-derived Accrued
                                                    Benefit prior to such
                                                    Break(s) and the number of
                                                    consecutive One-Year Breaks
                                                    In Service equals or exceeds
                                                    the aggregate Years of
                                                    Service for Vesting, service
                                                    before such five consecutive
                                                    One-Year Breaks In Service
                                                    for the purpose of
                                                    determining the vested
                                                    percentage in his
                                                    Employer-derived Accrued
                                                    Benefit which accrues after
                                                    such five consecutive
                                                    One-Year Breaks In Service.

                               To the extent required by the Plan, separate accounts shall be maintained for the Participant's pre-Break and post-Break Employer-derived account balances.

                                    (3) Except as otherwise provided in Section
                                    7.6(C) of the Plan relating to benefits
                                    accruing before a separation from service, if a Participant separates from service and thereafter returns to employment with the Employer without incurring five consecutive One-Year Breaks In Service, he shall continue to vest in his Accrued Benefit.

                                    (4) In the event that an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such
                                        Employee shall, subject to any
                                        applicable limitation set forth in this
                                        Section A.7.6, receive credit, for
                                        vesting purposes, for Service with the
                                        Employer while such Employee was not a
                                        member of the eligible class.

                                        (5) Service, for purposes of Section
                                        A.7.6(B)(1), includes service with a
                                        predecessor employer if the Employer
                                        adopting the Plan is maintaining the
                                        Plan as a plan of a predecessor
                                        employer.

              Service, for purposes of Section A.7.6(B)(1), also includes service with a predecessor employer whose plan is not being continued by the Employer to the extent provided in Section A.1.79.

                  (C) FORFEITURES. If the provisions of Section
     7.6(C)(1)(b) of the Plan are to apply, check this block [ X ]; otherwise the provisions of Section 7.6(C)(1)(a) of the Plan shall apply.

              A.7.9 COMMENCEMENT OF PAYMENTS; DEFERRAL OF PAYMENTS; MINIMUM DISTRIBUTION REQUIREMENTS.

                  (A) DATE PAYMENTS TO COMMENCE. This provision is contained in the Plan.

                  (B) DEFERRAL OF PAYMENTS. Shall a Participant, to the extent permitted by the Plan, be permitted to defer payment of benefits under Sections 7.3, 7.4, 7.5 and 7.7 of the Plan (check one)?

                               [ X ]  (1)  Yes                [   ]  (2)   No
                                ---                            ---

                  (C) MINIMUM DISTRIBUTION REQUIREMENTS. This provision is contained in the Plan.

              A.7.10  WITHDRAWALS DURING EMPLOYMENT.

                  (A) WITHDRAWALS FROM PARTICIPANT ACCOUNTS. Shall withdrawals of Participant Accounts (other than the portion of such Participant Accounts attributable to required Participant Contributions and to Participant Contributions which are matched by the Employer) be permitted (check one)?

                      [   ]  (1)  Yes     [   ]  (2)   No    [ X ]  (3)  N/A
                       ---                 ---                ---

                           (B) WITHDRAWALS FROM QVEC ACCOUNTS. Shall withdrawals
of QVEC Accounts be permitted (check one)?

                      [   ]  (1)  Yes     [   ]  (2)   No     [ X ]  (3)  N/A
                       ---                 ---                 ---

                           (C) WITHDRAWALS FROM ROLLOVER ACCOUNTS. Shall
withdrawals of Rollover Accounts be permitted (check one)?

                      [   ]  (1)  Yes     [ X ]  (2)   No     [   ]  (3)  N/A
                       ---                 ---                 ---

                           (D) HARDSHIP AND POST - 59 1/2 WITHDRAWALS FROM
ELECTIVE DEFERRAL ACCOUNTS. Shall withdrawals of Elective Deferral Accounts be permitted (if such withdrawals are to be permitted, check either (1) or (2) or both) [ ] (1) on account of hardship [ ] (2) after reaching age 59-1/2 (check one)?

                      [   ]  (a)  Yes     [   ]  (b)   No     [ X ]  (c)  N/A
                       ---                 ---                 ---

                           (E) HARDSHIP AND POST - 59 1/2 WITHDRAWALS FROM
EMPLOYER, PARTICIPANT, ROLLOVER AND TRANSFER ACCOUNTS. Shall withdrawals of Employer, Participant, Rollover and Transfer Accounts be permitted (if such withdrawals are to be permitted, check either (1) or (2) or both) [ ] (1) on account of hardship [ ] (2) after reaching age 59-1/2 (check one)?

                             [   ]  (a)  Yes    [ X ]  (b)   No
                              ---                ---

                           (F) HARDSHIP AND POST - 59 1/2 WITHDRAWALS FROM
MATCHING ACCOUNTS. Shall hardship and post - age 59 1/2 withdrawals of Matching Accounts be permitted (if such withdrawals are to be permitted, check either (1) or (2) or both) [ ] (1) on account of hardship [ ] (2) after reaching age 59-1/2 (check one)?

                             [   ]  (a)  Yes    [   ]  (b)   No   [ X ]  (c) N/A
                              ---                ---               ---

                           (G) OTHER PRE-59-1/2 IN-SERVICE WITHDRAWALS. Shall
withdrawals of a Participant's Vested Accrued Benefit attributable to Participant Contributions, Employer Contributions, and Matching Contributions after such Participant completes five Years of Service for Benefit Accrual but before he attains age 59 1/2 be permitted (check one)?

                             [   ]  (1)  Yes         [ X ]  (2)   No
                              ---                     ---

     WITHDRAWALS SHALL ONLY BE MADE IN ACCORDANCE WITH THE PROVISIONS OF SECTION
     7.10 OF THE PLAN.

              A.7.11  LOANS.

                           (A) Shall loans to Participants and Beneficiaries if
such Beneficiaries are parties-in-interest (as defined in the Plan) be permitted (check one)?

                               [ X ]  (1)  Yes                [   ]  (2)   No
                                ---                            ---

                           NOTE: NO LOANS MAY BE MADE TO OWNER-EMPLOYEES OR TO
SHAREHOLDER EMPLOYEES (AS DEFINED IN SECTION 7.11(A)(7) OF THE PLAN).

                           (B) The interest rate shall be determined as follows:
[ THE INTEREST RATE SHALL EQUAL ONE PERCENTAGE POINT ABOVE THE PRIME INTEREST RATE AS PUBLISHED IN THE WALL STREET JOURNAL ON THE FIRST BUSINESS DAY OF THE WEEK IN WHICH THE LOAN IS MADE. ]

                           (C) Shall the exception to the 50% of Vested Accrued
Benefit limitation on loans not in excess of $10,000 apply?

                               [   ] (1)  Yes                 [ X ]  (2)   No
                                ---                            ---

                               [   ] (3)  N/A (No loans permitted)
                                ---

         If the exception is to apply, note that only 50% of the Vested Accrued Benefit may be used as security for the loan. Additional security must be provided by the Participant or Beneficiary. Specify the type of additional collateral which will be used to secure the remainder of the loan: [ N/A

                  -----------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------]

              (D) Specify the types of collateral to be used to secure loans under the Plan: [ ONE HALF OF THE PRESENT VALUE OF THE PARTICIPANT'S OR BENEFICIARY'S VESTED ACCRUED BENEFIT UNDER THE PLAN. ]

              (E) If Section A.7.11(A)(1) is checked, indicate any additional limitations to be placed on loans (if none, so state; if not applicable, insert letters N/A):[ LOANS FROM THE PLAN WILL BE PERMITTED ONLY IN THE EVENT OF A PERSONAL EMERGENCY OR FINANCIAL HARDSHIP IN ACCORDANCE WITH THE GUIDELINES SET FORTH IN SECTION 7.10(C)(3) OF THE PLAN.]

                (F) Shall loans to a Participant be treated as an investment by such Participant for his Accounts only (check one)?

                               [ X ] (1)  Yes                 [   ]  (2)   No

                               [   ] (3)  N/A (No loans permitted)

              A.7.14 JOINT AND SURVIVOR ANNUITY. The provisions of Section 7.14 of the Plan shall not apply to the Plan, as adopted under this Adoption Agreement.

              A.8.2 SPECIAL PROVISION WITH RESPECT TO QUALIFIED DOMESTIC RELATIONS ORDERS. Shall the special provision of Section 8.2 of the Plan with respect to Qualified Domestic Relations Orders apply to the Plan as adopted by the Employer (check one)?

                      [ X ]    (A)  Yes              [   ]  (B)   No

              A.15.1 AMENDMENT. THE CHANGES MADE BY THIS AMENDMENT AND RESTATEMENT SHALL BE DEEMED ADOPTED BY EACH ADOPTING EMPLOYER ON THE DATE THE NOTIFICATION LETTER IS ISSUED BY THE DISTRICT OFFICE OF THE INTERNAL REVENUE SERVICE WITHOUT FURTHER ACTION ON THE PART OF THE ADOPTING EMPLOYER EXCEPT THAT SUCH ADOPTING EMPLOYER MUST SEND A NOTICE TO INTERESTED PARTIES INFORMING SUCH INTERESTED PARTIES THAT THE PLAN HAS BEEN AMENDED. SUCH NOTICE MUST BE GIVEN IN ACCORDANCE WITH THE RULES OF SECTION 15.1(C) OF THE PLAN. SEE SECTION 15.1(C) OF THE PLAN FOR FURTHER INFORMATION.

              A.18.4 AGENT FOR SERVICE OF LEGAL PROCESS. The name(s) and address(es) of the agent(s) for service of legal process under the Plan are:
     [ ADMINISTRATIVE COMMITTEE, FUND OFFICE RETIREMENT PROFIT-SHARING PLAN
         C/O MUNICIPAL FUND FOR TEMPORARY INVESTMENT
         BELLEVUE PARK CORPORATE CENTER
         400 BELLEVUE PARKWAY, SUITE 100
         WILMINGTON, DE  19809

              A.18.17  RESTATEMENT.

                           (A) RESTATEMENT OF EXISTING PLAN. The Employer may
adopt the Plan as an amendment and restatement of any Prior Plan (including a prior version of this Plan and Trust Agreement). Adoption shall not require termination of the Prior Plan, except that amendment and restatement of an existing Defined Benefit Plan into the Plan shall be deemed to be a termination of such Prior Plan for the purposes of Title IV of ERISA. Upon adoption of this Plan, the assets of the Prior Plan shall be invested in accordance with the provisions of this Plan. Check if applicable:

                  [ X ] This is an amendment and restatement of the [FUND OFFICE RETIREMENT PROFIT-SHARING] PLAN, an existing qualified [PROFIT-SHARING] plan, which was adopted effective as of [SEPTEMBER 18, 1981].

                           (B) LIMITATIONS APPLICABLE TO PLAN PROVISIONS. Except
as otherwise provided in Section 3.11 of the Plan, the participation and/or vesting provisions of the Plan, as adopted by the Employer, shall apply as follows (check applicable block or blocks; to the extent not checked, the Plan shall apply in accordance with the terms set forth herein):

                                  [   ] (1) The participation provisions of
                                        this Plan, as adopted by the Employer,
                                        shall apply only to Employees hired on
                                        or after the date the Plan is adopted by the Employer. The participation provisions of the Prior Plan shall otherwise apply.

                                  [   ] (2) The vesting provisions of this
                                        Plan, as adopted by the Employer, shall
                                        apply only to Employees hired on or
                                        after the date the Plan is adopted by
                                        the

                                        Employer. The vesting provisions of the
                                        Prior Plan shall otherwise apply.

                               [ X ]    (3)  N/A.

                               (C)  Incorporation of Applicable Prior Plan
         Provisions and Transitional Rules. If the Employer checked A.18.17(A), such Employer shall insert here any Prior Plan provisions and any transitional rules which such Employer desires or is required to make applicable to this Plan (if none, write the word "none"):


[ (1) Merger of Plans. Effective December 1, 1987, the Chestnut Street Exchange Fund Retirement Profit-Sharing Plan, the Independence Square Income Securities, Inc. Retirement Profit-Sharing Plan, the Temporary Investment Fund, Inc. Retirement Profit-Sharing Plan, and the Trust for Short-Term Federal Securities Retirement Profit-Sharing Plan were merged into, and their assets transferred into, the Plan.



  (2) Change in Accrual Computation Periods, Limitation Years, Plan Years and Vesting Computation Periods. As a result of the merger and transfer of assets, the Accrual Computation Periods, Limitation Years, Plan Years and Vesting Computation Periods for the Chestnut Street Exchange Fund, Independence Square Income Securities, Inc., Temporary Investment Fund, Inc., and Trust for Federal Securities Retirement Profit-Sharing Plans have been changed as follows:




      Plan               Old (under old Plan)     New (under this Plan)
      ----               --------------------     ---------------------
Chestnut Street Ex-
  change Fund               1/1 to 12/31              12/1 to 11/30
Independence Square
  Income Securities,
  Inc.                      1/1 to 12/31              12/1 to 11/30
Temporary Investment
  Fund, Inc.                10/1 to 9/30              12/1 to 11/30
Trust for Federal
  Securities               11/1 to 10/31              12/1 to 11/30



              This resulted in the following short Accrual Computation Periods, Limitation Years, Plan Years and Vesting Computation Periods:



     Plan                                     Short Period/Year
     ----                                     -----------------
Chestnut Street                               1/1/87 to 11/30/87
Independence Square Income Securities, Inc.   1/1/87 to 11/30/87
Temporary Investment Fund, Inc.              10/1/87 to 11/30/87
Trust for Federal Securities                 11/1/87 to 11/30/87




         (a) Change in Vesting Computation Periods. Each Participant in the above listed Plans received vesting credit for two Years of Service for Vesting provided such Participant completed 200 or more Hours of Service in both the Old Vesting Computation Period and the New Vesting Computation Period as set forth above.



         (b) Change in Accrual Computation Periods. Any Participant in the above listed Plans who completed 200 Hours of Service multiplied by the number of months in the short Accrual Computation Period divided by twelve received his proportionate share of Employer Contributions during the short Accrual Computation Period set forth above.



         (c) Change in Limitation Years. For the short Limitation Years, the dollar limitations under section 415(c)(1)(A) of the Code were adjusted as provided under Treas. Reg. Section 1.415-2(b)(4).



         The above changes were made pursuant to the automatic approval provisions of Rev. Proc. 87-27, 1987-25 I.R.B. 41. ]

              A.18.18 Individual Provisions. Any provisions applicable to the adopting Employer only should be inserted here (if none, write the word "none"):


 [ (A) Employer Amendment of Plan and/or Trust. Any Employer amendment of the Plan and/or Trust permitted by Section 15.1 of the Plan and Trust Agreement shall be effected by resolution of the Employer's Board of Directors adopted at a duly held meeting of said Board or by unanimous written consent of said Board, if the Employer is incorporated and otherwise by appropriate written action of Employer's owner or other governing entity under State law. A certified copy of such resolutions or other written action shall be delivered to the Administrative Committee and the Trustee.



   (B) Termination or Partial Termination of Plan and/or Trust. Termination or partial termination of the Plan and/or Trust under Article XVI of the Plan and Trust Agreement shall be effected by resolution of the Employer's Board of Directors adopted at a duly held meeting of said Board or by unanimous written consent of said Board, if such Employer is incorporated and otherwise by appropriate written action of Employer's owner or other governing entity under State law. A certified copy of such resolutions or other written action shall be delivered to the Administrative Committee and the Trustee.



   (C) Adoption of Plan by Other Employers.



         (1) Effective Date. This Section A.18.18(C) shall be effective as of December 1, 1989.



         (2) Adoption of Plan and Trust. Any other employer may adopt the terms of this Plan as adopted by the adopting Employer, and thereby become a "Participating Employer," provided:



                  (a) The Board of Directors or other governing entity of the adopting Employer consents to such adoption;



                  (b) The Board of Directors or other governing entity of the adopting Participating Employer adopts this Plan by appropriate action;



                  (c) The adopting Participating Employer executes the Adoption Agreement; and



                  (d) The adopting Participating Employer executes such other documents as may be required to make such adopting Participating Employer a party to the Plan and Trust as a Participating Employer (except as provided below).



         A Participating Employer which adopts the Plan and Trust Agreement is thereafter an Employer with respect to its employees for purposes of the Plan, the Trust Agreement and this Adoption Agreement except that such Participating Employer delegates to the adopting Employer the power to amend the Adoption Agreement on its behalf and on behalf of the adopting Employer and each other Participating Employer, provided such amendment does not materially affect the substance of the Plan with respect to the adopting Employer or any Participating Employer or materially affect the costs of the adopting Employer or any Participating Employer. A Participating Employer reserves the power to withdraw from the Plan, as provided in Section A.18.18(C)(3), and to terminate the Plan and Trust Agreement with respect to such Participating Employer, as provided in Section A.18.18(5).



         (3) Withdrawal from Plan. Subject to the requirements of Article XVII, any Participating Employer may, at any time, withdraw from the Plan upon giving the Board of Directors or other governing entity of the adopting Employer, the Administrative Committee and the Trustee at least 30 days notice in writing of its intention to withdraw. Upon the withdrawal of a Participating Employer pursuant to this Section A.18.18(C)(3), the Trustee shall segregate a portion of the assets in the Trust as set forth below, the value of which shall equal the total amount credited to the accounts of Participants employed by the withdrawing Participating Employer. Subject to the requirements of Article XVII, the determination of which assets are to be so segregated shall be made by the Trustee in its sole discretion as set forth below.



         The Administrative Committee may, at any time, direct the Trustee to segregate from the Trust such part thereof as the Administrative Committee shall determine to be held for the benefit of the employees of a Participating Employer, and shall give a copy of such directions to the adopting Employer and each Participating Employer. Such directions shall specify the assets of the Trust to be segregated. Unless the adopting Employer or any Participating Employer files with the Trustee a written protest within 30 days after delivery of such directions to the Trustee, such directions shall conclusively establish that the assets specified therein represent the part of the Trust held for the benefit of the Employees of the adopting Employer and of each Participating Employer.



         After the expiration of such 30 day period, and after settlement of any such protest, the Trustee shall follow the Administrative Committee's directions, including any modification thereof adopted in settlement of any protest. Any part of the Trust segregated pursuant to such directions shall thereafter be held in a separate trust identical in terms to the Trust hereby established or maintained, except that, with respect to such separate trust, this Plan and Trust Agreement shall be construed as if such Participating Employer were the adopting Employer and all powers and authority conferred upon the adopting Employer or its Board or other governing entity and the Administrative Committee shall devolve upon such Participating Employer or its Board of Directors or other governing entity. At any time thereafter, such Participating Employer and the Trustee may (but they shall not be required to) enter into a separate agreement stating the terms of such separate plan and trust agreement which may be the DRINKER BIDDLE & REATH REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT. If the DRINKER BIDDLE & REATH REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT is not so adopted, the plan and trust agreement with respect to the withdrawing Participating Employer shall be considered an individually designed plan.



         (4) Exclusive Purpose of Trust. Neither the segregation and transfer of the Trust assets upon the withdrawal of a Participating Employer nor the execution of a new plan and trust agreement by such withdrawing Participating Employer shall operate to permit any part of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries.



         (5) Application of Withdrawal Provisions. The withdrawal provisions contained in Section A.18.18(C)(3) and (4) shall be applicable only if the withdrawing Participating Employer continues to cover its Participants and eligible Employees in another plan and trust qualified under sections 401 and 501 of the Code. Otherwise, the termination provisions of the Plan and Trust Agreement shall apply with respect to the withdrawing Participating Employer.



         (6) Single Plan. Notwithstanding any other provision set forth herein, the Plan, as adopted pursuant to this Section A.18.18(C) by the adopting Employer and each Participating Employer, shall constitute a single plan, as such term is defined in Treas. Reg. Section 1.414(1)-1(b)(1), as to the adopting Employer and each Participating Employer.



         (7) Qualifying Employer Securities. For purposes of Sections A.1.72 and A.6.1(B), and for all other purposes of the Plan and Trust Agreement, the stock of any adopting Employer and any Participating Employer shall be treated as Qualifying Employer Securities.



         (8) Adopting Employer Appointed Agent of Participating Employers. Each Participating Employer appoints the Board of Directors or other governing entity of the adopting Employer as its agent to exercise on its behalf all of the administrative power and authority conferred upon the adopting Employer by this Plan and Trust Agreement, including the power to amend the Adoption Agreement on its behalf and on behalf of the adopting Employer and each other Participating Employer as set forth in Article XV, provided such amendment does not materially affect the substance of the Plan with respect to the adopting Employer or any Participating Employer or materially affect the cost of the adopting Employer or any Participating Employer. The authority of the Board of Directors or other governing entity of the adopting Employer to act as agent of any Participating Employer, in accordance with Sections A.18.18(C)(2) and A.18.18(C)(8), shall terminate only if the part of the Plan's assets held for the benefit of the employees of such Participating Employer shall be segregated in a separate trust as provided in Section A.18.18(C)(3) and such Participating Employer thereupon withdraws from the Plan in accordance with Section A.18.18(C)(3). Any material amendment (i.e., any amendment materially affecting the substance of the Plan with respect to the adopting Employer or any Participating Employer or materially affecting the costs of the adopting Employer or any Participating Employer can only be adopted by the adopting Employer and all Participating Employers. Each Participating Employer exclusively reserves the power to terminate this Plan and/or the Trust Agreement as set forth in Article XVI with respect to such Participating Employer. The complete termination of the Plan can only be effected by action of the adopting Employer and all Participating Employers.



         (9) Name of Adopting Employer. The MUNICIPAL FUND FOR TEMPORARY INVESTMENT is the adopting Employer.



         (10) Participating Employers. The names and pertinent data for the Participating Employers are as follows:



              (a) CHESTNUT STREET EXCHANGE FUND:

                      Address: Bellevue Park Corporate Center
                               400 Bellevue Parkway, Suite 100
                               Wilmington, DE 19809

                      Employer Identification Number:51-0199471

                      Taxable Year:  January 1 - December 31

                      Business Code Number:  6742

                      Type of Entity:  Partnership

                      Place of Organization: California


              (b) INDEPENDENCE SQUARE INCOME SECURITIES, INC.:

                      Address: One Aldwyn Center
                               Villanova, PA 19085


                      Employer Identification Number:23-1861553

                      Taxable Year:  January 1 - December 31

                      Business Code Number:  6742

                      Type of Entity:  Corporation

                      Place of Organization: Maryland


              (c) TEMPORARY INVESTMENT FUND, INC.:

                      Address: Bellevue Park Corporate Center
                               400 Bellevue Parkway, Suite 100
                               Wilmington, DE 19809

                      Employer Identification Number:52-0983343

                      Taxable Year:  October 1 - September 30

                      Business Code Number:  6742

                      Type of Entity:  Corporation

                      Place of Organization: Maryland


              (d) TRUST FOR FEDERAL SECURITIES:

                      Address: Bellevue Park Corporate Center
                               400 Bellevue Parkway, Suite 100
                               Wilmington, DE 19809

                      Employer Identification Number:52-1036683

                      Taxable Year:  November 1 - October 31

                      Business Code Number:  6742

                      Type of Entity:  Business Trust

                      Place of Organization: Pennsylvania


              (e) MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.:

                      Address: Bellevue Park Corporate Center
                               400 Bellevue Parkway, Suite 100
                               Wilmington, DE 19809

                      Employer Identification Number:51-0266273

                      Taxable Year:  February 1 - January 31

                      Business Code Number:  6742

                      Type of Entity:  Corporation

                      Place of Organization: Maryland


              (f) MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.:

                      Address: Bellevue Park Corporate Center
                               400 Bellevue Parkway, Suite 100
                               Wilmington, DE 19809

                      Employer Identification Number:51-0270312

                      Taxable Year:  August 1 - July 31

                      Business Code Number:  6742

                      Type of Entity:  Corporation

                      Place of Organization: Maryland


              (g) PORTFOLIOS FOR DIVERSIFIED INVESTMENT:

                      Address: Bellevue Park Corporate Center
                               400 Bellevue Parkway, Suite 100
                               Wilmington, DE 19809

                      Employer Identification Number:51-0300345

                      Taxable Year:  July 1 - June 30

                      Business Code Number:  6742

                      Type of Entity:  Business Trust

                      Place of Organization: Massachusetts



              (h) THE PNC(R) FUND:

                      Address: Bellevue Park Corporate Center
                               400 Bellevue Parkway, Suite 100
                               Wilmington, DE 19809

                      Employer Identification Number:51-0318674

                      Taxable Year:  October 1 - September 30

                      Business Code Number:  6742

                      Type of Entity:  Business Trust

                      Place of Organization: Massachusetts



              (i) THE RBB FUND, INC.:

                      Address: Bellevue Park Corporate Center
                               400 Bellevue Parkway, Suite 100
                               Wilmington, DE 19809

                      Employer Identification Number:51-0312196

                      Taxable Year:  September 1 - August 31

                      Business Code Number:  6742

                      Type of Entity:  Corporation

                      Place of Organization: Maryland



              (j) PROVIDENT INSTITUTIONAL FUNDS, INC. (effective February 16,
                  1995):

                      Address: Bellevue Park Corporate Center
                               400 Bellevue Parkway, Suite 100
                               Wilmington, DE 19809

                      Employer Identification Number:41-1769812

                      Taxable Year:  January 1 - December 31

                      Business Code Number:  6742

                      Type of Entity:  Corporation

                      Place of Organization: Maryland          ]



              A.19.1 Adoption of Plan and Trust by Affiliated Employers. Shall
Article XIX of the Plan apply (check one)?

                      [   ] (A)  Yes    [   ]  (B)   No

                      [ X ] (C)  N/A (No Affiliated Employers adopting Plan)

If Section A.19.1(A) is checked, fill in the following blanks:

     Name of Adopting Employer: [                                             ]
                                 ---------------------------------------------
     Name(s), Address(es), Type of Entity and Tax Identification
     Number(s) of Adopting Affiliated Employer(s):[
                                                   ---------------------------
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------]
The adopting Employer and each adopting Affiliated Employer must adopt the Plan and execute the Adoption Agreement upon the initial adoption by an adopting Affiliated Employer of the Plan. Thereafter the adopting Affiliated Employer, pursuant to Article XIX of the Plan, authorizes the adopting Employer to take all further action including, but not limited to, the amendment and/or termination of the Plan, on behalf of the adopting Affiliated Employer under the Plan (unless such adopting Affiliated Employer withdraws from the Plan pursuant to Article XIX of the Plan) and such adopting Affiliated Employer need not be a party to this Adoption Agreement with respect to any such subsequent action relating to the Plan and Trust Agreement and/or Adoption Agreement.

THE ADOPTING EMPLOYER OR ADOPTING AFFILIATED EMPLOYER MAY NOT RELY ON THE NOTIFICATION LETTER ISSUED BY THE NATIONAL OR DISTRICT DIRECTOR OF THE INTERNAL REVENUE SERVICE AS EVIDENCE THAT THE PLAN IS QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE. IN ORDER TO OBTAIN RELIANCE WITH RESPECT TO PLAN QUALIFICATION, THE ADOPTING EMPLOYER AND/OR ADOPTING AFFILIATED EMPLOYER MUST APPLY TO THE APPROPRIATE KEY DISTRICT OFFICE FOR A DETERMINATION LETTER.

                  Executed at [Wilmington ], [ Delaware ], on this the [   ] day
                                                                        ---
of [                    ], 19[95].
    --------------------
                                           ADOPTING EMPLOYER:

Attest:                                    MUNICIPAL FUND FOR TEMPORARY
                                           INVESTMENT
--------------------------------               --------------------------------
[SEAL]                                     Name of Adopting Employer


                                           By:
--------------------------------               --------------------------------
Morgan R. Jones, Secretary                  G. Willing Pepper, President

                                           PARTICIPATING EMPLOYERS:


Attest:                                    CHESTNUT STREET EXCHANGE FUND
                                                Name of Participating Employer
[SEAL]

                                           By:
--------------------------------               --------------------------------
Morgan R. Jones, Secretary                      Robert R. Fortune, President


Attest:                                    INDEPENDENCE SQUARE INCOME
                                           SECURITIES, INC.
[SEAL]                                     Name of Participating Employer

                                           By:
--------------------------------               --------------------------------
Gary M. Gardner, Secretary                     Robert R. Fortune, President

Attest:                                    TEMPORARY INVESTMENT FUND, INC.
                                           Name of Participating Employer
[SEAL]

                                           By:
--------------------------------               --------------------------------
W. Bruce McConnel, III, Secretary              G. Willing Pepper, President

Attest:                                         TRUST FOR FEDERAL SECURITIES
                                                Name of Participating Employer
[SEAL]

                                             By:
--------------------------------               --------------------------------
W. Bruce McConnel, III, Secretary               G. Willing Pepper, President

Attest:                                         MUNICIPAL FUND FOR CALIFORNIA
                                                INVESTORS, INC.
[SEAL]                                          Name of Participating Employer

                                             By:
--------------------------------               --------------------------------
Morgan R. Jones, Secretary                      G. Willing Pepper, President

Attest:                                         MUNICIPAL FUND FOR NEW YORK
                                                INVESTORS, INC.
[SEAL]                                          Name of Participating Employer

                                             By:
--------------------------------               --------------------------------
Morgan R. Jones, Secretary                      Edward J. Roach, Vice President

Attest:                                         PORTFOLIOS FOR DIVERSIFIED
                                                INVESTMENT
[SEAL]                                          Name of Participating Employer

                                             By:
--------------------------------               --------------------------------
W. Bruce McConnel, III, Secretary               G. Willing Pepper, President

Attest:                                         THE PNC(R) FUND
                                                Name of Participating Employer
[SEAL]

                                             By:
--------------------------------               --------------------------------
Morgan R. Jones, Secretary                      G. Willing Pepper, President

Attest:                                         THE RBB FUND, INC.
                                                Name of Participating Employer
[SEAL]

                                             By:
--------------------------------               --------------------------------
Morgan R. Jones, Secretary                      Edward J. Roach, President


Attest:                                      PROVIDENT INSTITUTIONAL FUNDS, INC.
[SEAL]                                       Name of Participating Employer

                                             By:
--------------------------------               --------------------------------
W. Bruce McConnel, III, Secretary               G. Willing Pepper, President


The undersigned hereby agree(s) to serve as the Trustee(s) under the Plan and Trust Agreement.


EDWARD J. ROACH                                 ROBERT R. FORTUNE
--------------------------------               --------------------------------
Name of Trustee                                 Name of Trustee

--------------------------------               --------------------------------
Witness                                           Signature


--------------------------------               --------------------------------
Witness                                           Signature